                                                                       EX-99.g.1

Final Execution Version                                          Delaware Funds

                             MUTUAL FUND CUSTODY AND
                               SERVICES AGREEMENT

     THIS AGREEMENT,  effective as of the 20th day of July,  2007, and is by and between  each  investment  company  listed on  Appendix  D  (referred  to herein individually  as the "Fund" and  collectively,  as the "Funds") and MELLON BANK,
N.A. (referred to herein as the "Custodian") a national banking association with its  principal  place of  business  at One  Mellon  Center,  500  Grant  Street,
Pittsburgh,  Pennsylvania 15258. As a matter of administrative convenience, this
Agreement is entered into by and between the Custodian and multiple Funds,  each on behalf of their  respective  Series (as hereinafter  defined).  Nevertheless, this  Agreement  shall be construed to constitute a separate  Agreement  between each such Fund, on behalf of its Series,  and the  Custodian.  As such, the term
Fund is used in the singular herein.

                              W I T N E S S E T H:

     WHEREAS,  the Fund is  authorized  to issue shares in separate  series with each such series  representing  interests in a separate  portfolio of securities and other assets,  and the Fund has made the Series listed on Appendix D subject to this Agreement (each such series, together with all other series subsequently established by the Fund and made subject to the Agreement in accordance with the terms  hereof,  shall be  referred  to as a  "Series"  and  collectively  as the
"Series");

     WHEREAS,  the Fund and the  Custodian  desire to set forth their  agreement with  respect  to the  custody  of the  Series'  Securities  and  cash  and  the processing of Securities transactions;

     WHEREAS,  the Board desires to delegate certain of its responsibilities for performing  the services set forth in  paragraphs  (c)(1),  (c)(2) and (c)(3) of
Rule 17f-5 to the Custodian as a Foreign Custody Manager;

     WHEREAS,  the Custodian  agrees to accept such  delegation  with respect to
Assets; and

     WHEREAS,  the  Custodian  agrees  to  perform  the  function  of a  Primary
Custodian under Rule 17f-7;

     NOW THEREFORE, the Fund and the Custodian agree as follows:

                                   DEFINITIONS

     The following  words and phrases,  unless the context  requires  otherwise, shall have the following meanings:

     1. "Act": the Investment  Company Act of 1940 and the Rules and Regulations
thereunder, all as amended from time to time.

     2. "Agreement": this agreement and any amendments.

     3. "Assets":  any  Securities and other assets and  investments of the Fund and/or  Series,  including  foreign  currencies  and  investments  for which the primary market is outside the United States,  and such cash and cash equivalents as are reasonably  necessary to effect the Fund's and/or Series' transactions in such investments.

     4. "Authorized  Person":  any person,  whether or not any such person is an officer or employee of the Fund,  duly  authorized  by the Fund to add or delete jurisdictions  pursuant  to Article II and to give  Instructions  on behalf of a
Series which is listed in the  Certificate  annexed hereto as Appendix A or such other Certificate as may be received by the Custodian from time to time.

     5.  "Board":  the Board of  Directors/Trustees  (or the body  authorized to exercise  authority  similar to that of the board of directors of a corporation)
of the Fund.

     6. "Book-Entry System": the Federal Reserve/Treasury  book-entry system for
United States and federal agency Securities, its successor or successors and its nominee or nominees.

     7.  "Business  Day":  any day on  which  the  Series,  the  Custodian,  the
Book-Entry System and appropriate clearing corporation(s) are open for business.

     8. "Certificate":  any notice,  instruction or other instrument in writing, authorized or required by this Agreement to be given to the Custodian,  which is actually  received  by the  Custodian  and  signed  on  behalf of a Series by an
Authorized Person or Persons designated by the Board to issue a Certificate.

     9. "Eligible Securities  Depository":  the meaning of the term set forth in
Rule 17f-7(b)(1).

     10. "Foreign  Countries":  the jurisdictions listed on Appendix C for which the Custodian makes available  Foreign  Custodians,  as such list may be amended from time to time in accordance with Article II.

     11.  "Foreign  Custodian":  (a) a  banking  institution  or  trust  company incorporated  or  organized  under the laws of a country  other  than the United
States,  that is regulated as such by the  country's  government or an agency of the country's government;  (b) a majority-owned direct or indirect subsidiary of a U.S. Bank or bank-holding  company; or (c) any entity, other than a Securities
Depository, with respect to which exemptive or no-action relief has been granted by  the  Securities  and  Exchange  Commission  to act  as an  eligible  foreign custodian  under Rule  17f-5.  For the  avoidance  of doubt,  the term  "Foreign
Custodian"  shall  not  include  Euroclear,  Clearstream,  Bank One or any other transnational  system for the  central  handling  of  securities  or  equivalent book-entries  regardless  of  whether  or not such  entities  or  their  service providers are acting in a custodial capacity with respect to Assets,  Securities or other property of the Series.

     12. "Foreign Custody Manager": the meaning set forth in Rule 17f-5(a)(3).

     13. "Instructions":  (i) all directions to the Custodian from an Authorized
Person  pursuant to the terms of this  Agreement;  (ii) all  directions by or on behalf of the Fund to the  Custodian  in its  corporate  capacity (or any of its affiliates) with respect to contracts for foreign exchange; (iii) all directions by or on behalf of the Fund pursuant to an agreement  with  Custodian (or any of its affiliates) with respect to benefit disbursement  services or information or transactional  services  provided via a web site  sponsored by the Custodian (or any of its affiliates)  (e.g., the "Workbench web site") and (iv) all directions by or on behalf of the Fund pursuant to any other agreement or procedure between the Custodian  (or any of its  affiliates)  and the Fund,  if such  agreement or procedure specifically provides that authorized persons thereunder are deemed to be authorized to give instructions  under this Agreement.  Instructions shall be in  writing,  transmitted  by first  class  mail,  overnight  delivery,  private courier,  facsimile,  or  shall be an  electronic  transmission  subject  to the
Custodian's  policies and procedures,  other  institutional  delivery systems or trade  matching  utilities as directed by an Authorized  Person and supported by the  Custodian,  or  other  methods  agreed  upon in  writing  by the  Fund  and
Custodian.  The Custodian  may, in its  discretion,  accept oral  directions and instructions from an Authorized Person and may require  confirmation in writing.
However,  where the Custodian  acts on an oral  direction  prior to receipt of a written confirmation,  the Custodian shall not be liable if a subsequent written confirmation fails to conform to the oral direction.

     14. "Primary Custodian": the meaning set forth in Rule 17f-7(b)(2).

     15. "Prospectus":  a Series' current registration statement,  including the prospectus and statement of additional information, relating to the registration of the Shares under the Securities Act of 1933, as amended, and the Act.

     16. "Risk Analysis": the analysis required under Rule 17f-7(a)(1)(i)(A).

     17. "Rules 17f-4, 17f-5 and 17f-7": such Rules as promulgated under Section
17(f) of the Act, as such rules (and any successor rules or regulations)  may be amended from time to time.

     18. "Security" or "Securities":  bonds, debentures,  notes, stocks, shares, evidences of  indebtedness,  and other  securities,  commodities,  interests and investments from time to time owned by the Series.

     19.  "Securities  Depository":   a  system  for  the  central  handling  of
securities as defined in Rule 17f-4.

     20. "Shares": shares of each Series, however designated.

ARTICLE I. - CUSTODY PROVISIONS

     1.  Appointment of Custodian.  The Board  appoints the  Custodian,  and the
Custodian accepts appointment,  as custodian of all the Assets at the time owned by or in the possession of the Series during the period of this  Agreement.  The
Board shall not appoint any other  custodian for any Assets of any Series during the Initial Term.

     2. Custody of Cash and Securities.

          a. Receipt and Holding of Assets.  The Series will deliver or cause to be delivered to the Custodian all Assets owned by it at any time during the period of this Custody Agreement. The Custodian will not be responsible for such Assets until actually received. The Board specifically  authorizes the
     Custodian to hold Assets or other  property of the Series with any domestic subcustodian or Securities  Depository,  and Foreign Custodians or Eligible
     Securities Depositories in the Foreign Countries as provided in Article II, as may be directed by the Fund or its investment adviser or subadviser,  as the case may be. Assets of the Series deposited in a Securities  Depository or Eligible  Securities  Depositories  will be  reflected  in an account or accounts  which  include  only  assets held by the  Custodian  or a Foreign
     Custodian for its customers.

          b.  Disbursements  of Cash and Delivery of  Securities.  The Custodian
     shall disburse cash or deliver out Securities  only for the purposes listed below.  Instructions  must  specify or  evidence  the purpose for which any transaction  is to be made and the Series  shall be solely  responsible  to assure that Instructions are in accord with any limitations or restrictions applicable to the Series:

          (1) In payment for Securities purchased for the applicable Series;

          (2) In payment of dividends or distributions with respect to Shares;

          (3) In payment for Shares which have been  redeemed by the  applicable
     Series;

          (4) In payment of taxes;

          (5) When Securities are sold, called, redeemed,  retired, or otherwise become payable;

          (6) In exchange for, or upon conversion  into,  other securities alone or other securities and cash pursuant to any plan or merger, consolidation,
     reorganization,    recapitalization,    readjustment   or   other   similar
     transactions;

          (7) Upon  conversion of Securities  pursuant to their terms into other securities;

          (8)  Upon  exercise  of   subscription,   purchase  or  other  similar
     rightsrepresented by Securities;

          (9) For the  payment of  interest,  management  or  supervisory  fees, distributions or operating expenses;

          (10) In  payment  of fees and in  reimbursement  of the  expenses  and liabilities of the Custodian attributable to the applicable Series;

          (11) In connection  with any  borrowings by the  applicable  Series or short sales of  securities  requiring a pledge of Assets,  but only against receipt of amounts borrowed;

          (12) In  connection  with any  loans,  but  only  against  receipt  of adequate  collateral as specified in  Instructions  which shall reflect any restrictions applicable to the Series;

          (13) For the purpose of redeeming  Shares of the capital  stock of the applicable  Series and the delivery to, or the crediting to the account of, the Custodian or the applicable  Series' transfer agent,  such Shares to be purchased or redeemed;

          (14) For the purpose of  redeeming  in kind  Shares of the  applicable
     Series against  delivery to the Custodian,  its subcustodian or the Series'
     transfer agent of such Shares to be so redeemed;

          (15) For delivery in accordance  with the  provisions of any agreement among the Fund,  the Custodian  and a  broker-dealer  registered  under the
     Securities  Exchange Act of 1934 (the  "Exchange  Act") and a member of The
     National  Association of Securities  Dealers,  Inc.  ("NASD"),  relating to compliance  with the rules of The Options  Clearing  Corporation and of any registered national securities exchange,  or of any similar organization or organizations,  regarding  escrow or other  arrangements in connection with transactions  by the Fund. The Custodian  will act only in accordance  with
     Instructions  in the delivery of  Securities  to be held in escrow and will have no  responsibility  or liability for any such Securities which are not returned  promptly  when due other than to make  proper  requests  for such return;

          (16) For spot or forward foreign  exchange  transactions to facilitate
     security   trading,   receipt  of  income   from   Securities   or  related
     transactions;

          (17) Upon the termination of this Agreement;

          (18) In connection with non-certificated  investments  including,  but not  limited  to:  deposit  obligations,  repurchase  agreements,  and swap transactions,  loan  participations,  options and futures  transactions and other derivative investments;

          (19) For other proper  purposes as may be  specified  in  Instructions issued by an Authorized  Person of the Fund which shall include a statement of the purpose for which the delivery or payment is to be made,  the amount of the payment or specific  Assets to be delivered,  the name of the person or persons to whom  delivery  or payment is to be made,  and a  Certificate stating  that  the  purpose  is a  proper  purpose  under  the  instruments governing the Fund; and

          (20) For delivery of Assets of the Fund as set forth under  Article I,
     Section 7.

          c.  Actions  Which  May  be  Taken  Without  Instructions.  Unless  an
     Instruction to the contrary is received, the Custodian shall:

          (1)  Collect all income due or payable,  provided  that the  Custodian shall not be  responsible  for the  failure to receive  payment of (or late payment of)  distributions or other payments with respect to Assets held in the account;

          (2) Present for payment and collect the amount payable upon all Assets which may  mature or be  called,  redeemed,  retired  or  otherwise  become payable.  Notwithstanding  the  foregoing,  the  Custodian  shall  have  no responsibility  to the  Series for  monitoring  or  ascertaining  any call, redemption  or  retirement  dates  with  respect  to put  bonds or  similar instruments  which are owned by the Series and held by the Custodian or its nominees  where such dates are not published in sources  routinely  used by the Custodian. Nor shall the Custodian have any responsibility or liability to the Series for any loss by the Series for any missed  payments  or other
     defaults  resulting   therefrom,   unless  the  Custodian  received  timely
     notification  from the Series specifying the time, place and manner for the presentment  of any  such  put bond  owned  by the  Series  and held by the
     Custodian  or its  nominee.  The  Custodian  shall not be  responsible  and assumes no liability for the accuracy or completeness  of any  notification the  Custodian  may  furnish  to the  Series  with  respect to put bonds or similar instruments;

          (3) Surrender Securities in temporary form for definitive Securities;

          (4) Hold directly,  or through a Securities Depository with respect to
     Securities therein deposited,  for the account of the applicable Series all rights and similar Securities issued with respect to any Securities held by the Custodian hereunder for that Series;

          (5) Submit or cause to be  submitted to the  applicable  Series or its investment advisor as designated by the Fund information  actually received by the Custodian regarding  ownership rights,  including proxies pertaining to Assets held for the applicable Series;

          (6)  Deliver  or cause to be  delivered  any  Securities  held for the applicable  Series in exchange for other  Securities or cash issued or paid in connection with the liquidation,  reorganization,  refinancing,  merger, consolidation or  recapitalization  of any corporation,  or the exercise of any conversion privilege;

          (7)  Deliver  or cause to be  delivered  any  Securities  held for the applicable Series to any protective committee,  reorganization committee or other person in connection with the  reorganization,  refinancing,  merger, consolidation or recapitalization or sale of assets of any corporation, and receive and hold under the terms of this  Agreement  such  certificates  of deposit,  interim  receipts or other  instruments  or  documents  as may be issued to it to evidence such delivery;

          (8) Make or cause to be made such transfers or exchanges of the Assets specifically  allocated to the applicable  Series and take such other steps as shall be stated in  Instructions  to be for the purpose of  effectuating
     any  duly   authorized  plan  of   liquidation,   reorganization,   merger,
     consolidation or recapitalization of the applicable Series;

          (9) Deliver  Securities upon the receipt of payment in connection with any repurchase  agreement  related to such  Securities  entered into by the
     Series;

          (10) Deliver  Securities owned by the applicable  Series to the issuer thereof or its agent when such Securities are called, redeemed,  retired or otherwise become payable; provided, however, that in any such case the cash or other consideration is to be delivered to the Custodian. Notwithstanding the foregoing, the Custodian shall have no responsibility to the Series for monitoring or ascertaining  any call,  redemption or retirement  dates with respect  to the put  bonds or  similar  instruments  which are owned by the
     Series and held by the  Custodian  or its nominee  where such dates are not published  in  sources  routinely  used by the  Custodian.  Nor  shall  the
     Custodian have any  responsibility  or liability to the Series for any loss by the Series for any missed payment or other default  resulting  therefrom
     unless  the  Custodian   received  timely   notification  from  the  Series
     specifying the time,  place and manner for the  presentment of any such put bond owned by the  Series and held by the  Custodian  or its  nominee.  The
     Custodian  shall not be responsible  and assumes no liability to the Series for the accuracy or  completeness  of any  notification  the  Custodian may furnish  to the  applicable  Series  with  respect  to put bonds or similar investments  but shall provide the Fund with  information  concerning  such notices received;

          (11)  Endorse and collect all checks,  drafts or other  orders for the payment  of  money  received  by  the  Custodian  for  the  account  of the applicable Series;

          (12)  Report the Asset  positions  of a Series as of such dates as the
     Fund  and  the  Custodian  may  agree  upon,  in  accordance  with  methods consistently  followed  and  uniformly  applied.  It  is  hereby  expressly acknowledged  and agreed that any Asset values that may be reflected in any such report shall be furnished by the Custodian  solely on an accommodation basis and is  provided  to or for the  benefit  of the Fund (or the  Fund's service provider or agent) as general information and is not intended to be a comprehensive  summary or report of the value of the Assets  comprising a
     Series.  No  representation  is made by the Custodian as to the accuracy or completeness of any such values.  The Custodian does not undertake any duty or  responsibility  to notify or  otherwise  provide  any  updates or other revisions with respect to any such values.  It is hereby further  expressly acknowledged  and  agreed  that the  Custodian  shall not be liable for any loss,  cost,  damage,  expense,  liability or claim  directly or indirectly relating  to any such  values  reflected  on any such  report  for a Series provided by the Custodian; and

          (13) Execute any and all  documents,  agreements or other  instruments
     and  take  all  actions  as  may  be  necessary   or   desirable   for  the
     accomplishment of the purposes of this Agreement.

          d.  Confirmation and Statements.  Promptly after the close of business on each  Business  Day,  the  Custodian  shall  furnish  each  Series  with confirmations  and a summary of all transfers to or from the account of the
     Series during such Business Day. Where Securities purchased by a Series are in a fungible  bulk of  securities  registered in the name of the Custodian
     (or its  nominee)  or shown on the  Custodian's  account  on the books of a
     Securities  Depository,  the  Custodian  shall by  book-entry  or otherwise identify the  quantity of those  securities  belonging  to that Series.  At least  monthly,  the  Custodian  shall  furnish each Series with a detailed statement of the Securities and other Assets held for the Series under this
     Custody Agreement.

          e. Registration of Securities. The Custodian is authorized to hold all
     Securities,  Assets,  or other  property of each Series in nominee name, in bearer  form  or  in  book-entry  form.  The  Custodian  may  register  any
     Securities, Assets or other property of each Series in the name of the Fund or the Series, in the name of the Custodian,  any domestic  subcustodian or
     Foreign Custodian,  in the name of any duly appointed registered nominee of such entity, or in the name of a Securities  Depository or its successor or successors,  or its nominee or nominees.  The Fund agrees to furnish to the
     Custodian  appropriate  instruments  to  enable  the  Custodian  to hold or deliver in proper  form for  transfer,  or to  register  in the name of its registered  nominee  or in the  name of a  domestic  subcustodian,  Foreign
     Custodian or Securities Depository,  any Securities which the Custodian may hold for the  account of the  applicable  Series and which may from time to time be registered in the name of the Fund or the applicable Series.

          f. Reporting and Recordkeeping.  The ownership of the property whether securities,  cash and/or other property,  and whether held by the Custodian or a subcustodian or in a depository,  clearing agency or clearing  system, shall be clearly  recorded on the  Custodian's  books as  belonging  to the
     Series and not for the Custodian's  own interest.  Where  certificates  are legended or otherwise not fungible with publicly traded  certificates  (and in other cases where the  Custodian  and the Series may agree),  the Series reserves the right to instruct  the  Custodian as to the name only in which such  securities  shall be  registered  and the  Custodian,  to the  extent reasonably  practicable,  shall  comply with such  Instructions;  provided, however, if the Custodian  reasonably  determines that compliance with such
     Instructions  is not reasonably  practicable or otherwise may conflict with applicable law, rule or regulation, the Custodian shall promptly notify the
     Series  and  shall  comply  with  reasonable  alternatives  as to which the parties may agree. The Custodian shall keep accurate and detailed  accounts of all investments,  receipts, disbursements and other transactions for the
     Series.  All accounts,  books and records of the Custodian relating thereto shall be open to inspection and audit at all reasonable times during normal business hours of the Custodian by any person designated by the Series. All such books,  records and accounts  shall be maintained and preserved in the form reasonably  requested by the Series and in accordance with the Act and the  Rules  and  Regulations  thereunder,  including,  without  limitation,
     Section 31 thereof and Rule 31a-1 and 31a-2 thereunder.  All books, records and accounts  pertaining to the Series,  which are in the possession of the
     Custodian,  shall be the property of the Fund and such materials or (unless the delivery of original  materials is required pursuant to applicable law)
     legible copies thereof in a format reasonably acceptable to the Fund, shall be surrendered promptly upon request; provided, however, that the Custodian shall be  entitled  to  retain a copy or the  original  of any such  books, records and accounts as may be required or permitted by applicable  law and the Custodian's  own policies and procedures.  The Custodian will supply to the Series  from time to time,  as mutually  agreed  upon,  a statement  in respect  to any  property  of the  Series  held  by the  Custodian  or by a subcustodian.

          g. Segregated  Accounts.  Upon receipt of Instructions,  the Custodian will,  from time to time  establish,  segregated  accounts on behalf of the applicable  Series  to hold  and deal  with  specified  Assets  as shall be directed.

     3. Error! Bookmark not defined.Settlement of Series Transactions.

          a. Customary Practices.  Settlement of transactions may be effected in
     accordance  with  trading  and  processing   practices   customary  in  the
     jurisdiction or market where the transaction  occurs. The Fund acknowledges that this may, in certain  circumstances,  require  the  delivery of Assets without the concurrent  receipt of Securities (or other  property) or cash.
     In such  circumstances,  the  Custodian  shall have no  responsibility  for nonreceipt  of payments (or late payment) or  nondelivery  of Securities or other property (or late delivery) by the counterparty.

          b.  Contractual  Income.  The  Custodian  shall credit the  applicable
     Series, in accordance with the Custodian's  standard  operating  procedure, with income and maturity proceeds on Securities on the contractual  payment dates net of any taxes or upon actual receipt.  To the extent the Custodian credits income on contractual  payment date, the Custodian may reverse such accounting  entries  to the  contractual  payment  date  if  the  Custodian reasonably believes that such amount will not be received.

          c. Contractual Settlement. The Custodian will attend to the settlement of Securities  transactions  in accordance  with the  Custodian's  standard operating  procedure,  on the basis of either  contractual  settlement date accounting  or  actual  settlement  date  accounting.  To  the  extent  the
     Custodian  settles  certain   Securities   transactions  on  the  basis  of
     contractual  settlement date  accounting,  the Custodian may reverse to the
     contractual   settlement  date  any  entry  relating  to  such  contractual settlement if the Custodian  reasonably  believes that such amount will not be received.

     4. Lending of  Securities.  The Custodian may lend the Assets of the Series in accordance  with the terms and conditions of one or more separate  securities lending agreements, approved by the Fund.

     5. Persons Having Access to Assets of the Series.

          a. No trustee or agent of the Fund, and no officer, director, employee or agent of the Fund's investment adviser, of any sub-investment adviser of the Fund, or of the Fund's administrator, shall have physical access to the assets of the Series held by the Custodian or be authorized or permitted to withdraw any investments of the Series, nor shall the Custodian deliver any
     Assets of the Series to any such person. No officer, director,  employee or agent of the  Custodian  who holds any  similar  position  with the  Fund's investment adviser, with any sub-investment adviser of the Fund or with the
     Fund's administrator shall have access to the Assets of the Series.

          b.  Nothing  in this  Section  5 shall  prohibit  any duly  authorized officer,  employee or agent of the Fund,  or any duly  authorized  officer,
     director,   employee   or  agent  of  the   investment   adviser,   of  any
     sub-investment adviser of the Series or of the Series' administrator,  from giving  Instructions to the Custodian or executing a Certificate so long as it does not  result in  delivery  of or  access  to  Assets  of the  Series prohibited by paragraph (a) of this Section 5.

     6. Standard of Care; Scope of Custodial Responsibilities.

          a.  Standard  of Care.  The  Custodian  shall be  required to exercise reasonable  care with  respect to its duties  under this  Agreement  unless otherwise provided.

          (1)  Notwithstanding  any  other  provision  of  this  Agreement,  the
     Custodian  shall not be liable  for any loss or damage,  including  counsel fees, resulting from its action or omission to act or otherwise, except for any such loss or damage arising out of the negligence or willful misconduct of the Custodian or any agent,  subcustodian or Foreign Custodian appointed by the Custodian.

          (2) The  Custodian  may  consult  with the  Custodian's  or the Fund's counsel  with  respect  to any  matter  arising  in  connection  with  this
     Agreement,  and the Custodian  shall not be liable nor  accountable for any action taken or omitted by it in good faith in  accordance  with the advice of such counsel.  To the extent  possible,  the Custodian  shall notify the
     Fund at any time the  Custodian  believes  it needs  advice  of the  Fund's counsel with regard to the Custodian's responsibilities and duties pursuant to this Agreement. If the Custodian wishes to seek and rely on legal advice from  counsel  that is  neither  the  Custodian's  counsel  nor the  Fund's counsel,  and the Custodian  seeks to be  reimbursed  for the counsel fees, then the  Custodian  must notify and seek prior  approval  of the  affected
     Fund, which shall not be unreasonably  withheld.  The Custodian shall in no event be liable to a Fund or any Fund  shareholder or beneficial  owner for any action reasonably taken or omitted pursuant to such advice.

          b. Scope of Duties.  Without limiting the generality of the foregoing, the Custodian  shall be under no duty or  obligation  to inquire into,  and shall not be liable for:

          (1)  The  acts  or  omissions  of  any  agent  appointed  pursuant  to
     Instructions  of the  Fund or its  investment  advisor  including,  but not limited  to, any  broker-dealer  or other  entity to hold any Assets of the
     Fund as collateral or otherwise pursuant to any investment strategy.

          (2) The title,  genuineness or validity of the issue of any Securities purchased  by the Series,  the  legality of the  purchase  thereof,  or the propriety of the amount paid therefor;

          (3) The  legality of the sale of any  Securities  by the Series or the propriety of the amount for which the same are sold;

          (4)  The  legality  of  the  issue  or  sale  of  any  Shares,  or the sufficiency of the amount to be received therefor;

          (5) The legality of the redemption of any Shares,  or the propriety of the amount to be paid therefor;

          (6) The legality of the declaration or payment of any  distribution of the Series; or

          (7) The legality of any  borrowing  for  temporary  administrative  or emergency purposes.

          c. No Liability Until Receipt.  The Custodian shall not be liable for, or considered to be the Custodian of, any money, whether or not represented by any check, draft, or other instrument for the payment of money, received by it on behalf of the Series,  until the Custodian  actually  receives and collects such money.

          d.  Amounts  Due from  Transfer  Agent.  The  Custodian  shall  not be required  to effect  collection  of any amount  due to the Series  from the
     Series'  transfer agent nor be required to cause payment or distribution by such  transfer  agent of any amount paid by the  Custodian  to the transfer agent.

          e.  Collection  Where  Payment  Refused.  The  Custodian  shall not be required  to  take  action  to  effect  collection  of any  amount,  if the
     Securities upon which such amount is payable are in default,  if payment is refused after due demand or presentation, or with respect to any insolvency or similar  proceeding,  unless and until it shall be directed to take such action and it shall be assured to its  satisfaction of reimbursement of its related costs and expenses.

          f. No Duty to Ascertain  Authority.  The Custodian  shall not be under any  duty or  obligation  to  ascertain  whether  any  Assets  at any  time delivered  to or held by it for the Series are such as may properly be held by the  Series  under  the  provisions  of  its  governing  instruments  or
     Prospectus.

          g. Reliance on  Instructions.  The Custodian shall be entitled to rely upon any Instruction, notice or other instrument in writing received by the
     Custodian and reasonably  believed by the Custodian to be genuine and to be signed by an Authorized Person of the Series. Where the Custodian is issued
     Instructions orally, the Series acknowledge that if written confirmation is requested,  the  validity  of the  transactions  or  enforceability  of the transactions  authorized  by the  Series  shall  not be  affected  if  such confirmation is not received or is contrary to oral Instructions given. The
     Custodian  shall be fully  protected in acting in accordance  with all such
     Instructions  and in failing to act in the absence  thereof.  The Custodian shall be under no duty to question any  direction of an  Authorized  Person with  respect to the  portion  of the  account  over which such  Authorized
     Person has authority,  to review any property held in the account,  to make any  suggestions  with respect to the  investment and  reinvestment  of the
     Assets in the account,  or to evaluate or question the  performance  of any
     Authorized Person. The Custodian shall not be responsible or liable for any
     diminution   of  value  of  any  Assets  held  by  the   Custodian  or  its
     subcustodians  pursuant to  Instructions.  In following  Instructions,  the
     Custodian  shall be fully protected and shall not be liable for the acts or omissions of any person or entity not selected or retained by the Custodian in its sole discretion,  including but not limited to, any broker-dealer or other entity  designated by the Fund or Authorized Person to hold Assets of the account as collateral or otherwise pursuant to an investment strategy.

     7.  Appointment of  Subcustodians;  Transfer of Assets to  Subcustodians or
Brokers.  The  Custodian is hereby  authorized  to appoint one or more  domestic subcustodians (which may be an affiliate of the Custodian) to hold Assets at any time owned by the Series. The Custodian is also hereby  authorized,  when acting pursuant to Instructions, to: 1) place Assets with any Foreign Custodian located
in  a  jurisdiction   which  is  not  a  Foreign  Country  and  with  Euroclear,
Clearstream,  Banc One or any other transnational  depository;  and 2) settle or place  Assets  with a  broker  or any  such  domestic  subcustodian  or  Foreign
Custodian in connection  with  derivative  transactions  of any kind,  including futures,  options,  short  selling,  swaps or other  transactions.  When  acting pursuant to such Instructions, the Custodian shall not be liable for the acts or omissions of any such broker, subcustodian or Foreign Custodian.

     8.  Overdraft  Facility and  Security  for  Payment.  In the event that the
Custodian  receives  Instructions  to make  payments or  transfers  of Assets on behalf of the Series for which  there  would be, at the close of business on the
Business  Day of such  payment  or  transfer,  insufficient  monies  held by the
Custodian on behalf of the Series,  the Custodian  may, in its sole  discretion, provide an overdraft (an  "Overdraft") to the Series in an amount  sufficient to allow the  completion  of such  payment  or  transfer.  Any  Overdraft  provided hereunder:  (a) shall be  payable on the next  Business  Day,  unless  otherwise agreed by the Series and the Custodian;  and (b) shall accrue  interest from the date of the  Overdraft  to the date of  payment  in full by the Series at a rate agreed upon from time to time by the Custodian and the Series or, in the absence of  specific  agreement,  by such  rate as  charged  to other  customers  of the
Custodian  under  procedures  uniformly  applied.  The  Custodian and the Series acknowledge  that the purpose of such  Overdraft is to  temporarily  finance the purchase of Securities for prompt  delivery in accordance with the terms hereof, to meet unanticipated or unusual redemptions, to allow the settlement of foreign exchange contracts or to meet other unanticipated Series expenses. The Custodian shall promptly  notify the Series (an "Overdraft  Notice") of any Overdraft.  To
secure  payment of any Overdraft and related  interest and expenses,  the Series hereby grants to the Custodian a first priority  security  interest in and right of setoff  against  the Assets in the  Series'  account,  including  all income, substitutions  and  proceeds,  whether  now  owned or  hereafter  acquired  (the
"Collateral"),  in the full amount of such  Overdraft,  interest  and  expenses;
provided that the Series does not grant the Custodian a security interest in any
Securities issued by an affiliate of the Custodian (as defined in Section 23A of the Federal  Reserve  Act).  The  Custodian  and the Series  intend that, as the securities intermediary with respect to the Collateral, the Custodian's security interest shall  automatically  be perfected when it attaches.  Should the Series fail to pay promptly any amounts owed hereunder, the Custodian shall be entitled to use available  Assets in the Series'  account and to liquidate  Securities in the  account as  necessary  to meet the  Series'  obligations  relating  to such
Overdraft,  interest and expenses.  In any such case,  and without  limiting the foregoing,  the  Custodian  shall be entitled to take such other  actions(s)  or exercise such other options, powers and rights as the Custodian now or hereafter has as a secured creditor under the Pennsylvania  Uniform Commercial Code or any other applicable law.

     9. Tax Obligations. For purposes of this Agreement, "Tax Obligations" shall mean taxes,  withholding,  certification and reporting requirements,  claims for exemptions or refund,  interest,  penalties,  additions to tax and other related expenses.  To the extent that the Custodian has received  relevant and necessary information  with  respect to the  account,  the  Custodian  shall  perform  the following services with respect to Tax Obligations:

          a. The  Custodian  shall file claims for  exemptions  or refunds  with respect to withheld  foreign  (non-U.S.)  taxes in  instances in which such claims are appropriate upon receipt of sufficient information;

          b. The Custodian shall withhold  appropriate  amounts,  as required by
     U.S. tax laws,  with respect to amounts  received on behalf of  nonresident aliens upon receipt of Instructions; and

          c. The Custodian  shall provide to the Fund or the  Authorized  Person such information  received by the Custodian which could, in the Custodian's reasonable  belief,  assist  the  Fund  or  the  Authorized  Person  in the submission of any reports or returns with respect to Tax  Obligations.  The
     Fund shall  inform the  Custodian  in writing as to which  party or parties shall receive information from the Custodian.

          d. The Custodian shall provide such other services with respect to Tax
     Obligations,  including  preparation  and filing of tax returns and reports and payment of amounts due (to the extent funded), as requested by the Fund and agreed to by the  Custodian  in writing.  The  Custodian  shall have no independent  obligation to determine the existence of any information  with respect to, or the extent of, any Tax Obligations now or hereafter  imposed on the Fund or the account by any taxing authority.  Except as specifically provided  herein or agreed to in writing by the  Custodian,  the  Custodian shall have no  obligations  or liability  with respect to Tax  Obligations, including,  without limitation, any obligation to file or submit returns or reports with any state, foreign or other taxing authorities.

          e. In making payments to service  providers  pursuant to Instructions, the Fund  acknowledges  that the  Custodian is acting as a paying agent and not as the payor, for tax information reporting and withholding purposes.

ARTICLE II. - FOREIGN CUSTODY MANAGER SERVICES

     1.  Delegation.  The Board  delegates to the  Custodian,  and the Custodian hereby agrees to accept,  responsibility  as the Fund's Foreign  Custody Manager for selecting,  contracting  with and monitoring  Foreign  Custodians in Foreign
Countries in accordance with Rule 17f-5(c).

     2.  Changes to Appendix C.  Appendix C may be amended by written  agreement from time to time to add or delete  jurisdictions by written agreement signed by an Authorized Person of the Fund and the Custodian,  but the Custodian  reserves the right to delete jurisdictions upon reasonable notice to the Series.

     3. Reports to Board.  Custodian shall provide written reports notifying the
Board of the placement of Assets with a particular  Foreign Custodian and of any material change in a Series' foreign custody arrangements. Such reports shall be provided to the Board quarterly, except as otherwise agreed by the Custodian and the Fund.

     4.  Monitoring  System.  In each case in which the  Custodian has exercised delegated  authority to place  Assets with a Foreign  Custodian,  the  Custodian
shall  establish  a  system,  to  re-assess  or  re-evaluate   selected  Foreign
Custodians, at least annually in accordance with Rule 17f-5(c)(3).

     5.  Standard of Care.  In exercising  the  delegated  authority  under this
Article II of the Agreement,  the Custodian agrees to exercise  reasonable care,
prudence  and  diligence  such  as  a  person  having   responsibility  for  the
safekeeping of the Assets would exercise in like  circumstances.  Contracts with
Foreign  Custodians  shall provide for  reasonable  care for Assets based on the standards  applicable to Foreign  Custodians in the Foreign  Country.  In making this  determination,  the  Custodian  shall  consider  the  provisions  of  Rule
17f-5(c)(2).

     6. Use of Securities  Depositories.  In exercising its delegated authority, the  Custodian  may  assume  that the  Series and its  investment  adviser  have determined,  pursuant to Rule 17f-7,  that the  depository  provides  reasonable safeguards  against  custody  risks,  if a Series  decides to place and maintain foreign  Assets with any  Securities  Depository  as to which the  Custodian has provided the Fund on behalf of such Series with a Risk Analysis.

     7. Notice of Change of  Subcustodians.  The Custodian shall promptly advise or provide notice to the Series of any change to its subcustodial network.

ARTICLE III. - INFORMATION SERVICES

     1. Risk  Analysis.  The  Custodian  will  provide the Fund on behalf of the
Series with a Risk Analysis with respect to Securities Depositories operating in the Foreign  Countries.  If the  Custodian is unable to provide a Risk  Analysis with respect to a particular Securities  Depository,  it will notify the Fund on behalf of the Series.  Custodian  shall advise  whether a particular  Securities
Depository  meets the objective  standard set forth in applicable  provisions of
Rule 17f-7 of the Act. If a new Securities Depository commences operation in one of the Foreign  Countries,  the Custodian will provide the Fund on behalf of the
Series  with a  Risk  Analysis  in a  reasonably  practicable  time  after  such
Securities Depository becomes operational. If a new country is added to Appendix
C, the  Custodian  will  provide  the Fund on behalf of the  Series  with a Risk
Analysis with respect to each  Securities  Depository  in that country  within a reasonably practicable time after the addition of the country to Appendix C.

     2.  Monitoring of Securities  Depositories.  The Custodian will monitor the custody risks associated with maintaining assets with each Securities Depository for which it has provided the Fund on behalf of the Series with a Risk  Analysis as required  under Rule 17f-7.  The Custodian  will promptly  notify the Fund on behalf of the Series or its investment  adviser of any material  change in these risks.

     3. Use of Agents.  The  Custodian  may employ  agents,  including,  but not limited to Foreign Custodians,  to perform its responsibilities under Sections 1 and 2 of this Article III.

     4. Exercise of Reasonable Care The Custodian will exercise reasonable care, prudence,  and diligence in performing its  responsibilities  under this Article
III.  With respect to the Risk Analyses  provided or monitoring  performed by an agent,  the  Custodian  will exercise  reasonable  care in the selection of such agent,  and shall be  entitled  to rely upon  information  provided by agents so selected  in the  performance  of its  duties  and  responsibilities  under this
Article III.

     5.  Liabilities  and  Warranties.  While the Custodian will take reasonable precautions to ensure that information provided is accurate, the Custodian shall have no liability with respect to  information  provided to it by third parties.
Due to the nature and source of  information,  and the  necessity  of relying on various information  sources,  most of which are external to the Custodian,  the
Custodian   shall  have  no  liability  for  direct  or  indirect  use  of  such information.

ARTICLE IV. - GENERAL PROVISIONS

     1. Compensation.

          a. The Fund will  compensate  the Custodian for its services  rendered under this  Agreement in  accordance  with the fees set forth on Appendix E
     (the "Fees"),  which  schedule may be modified by the  Custodian  after the
     Initial Term upon not less than sixty days prior written notice to, and the consent of, the Fund. Any  undisputed  Fees not paid within sixty (60) days of the invoice  date will be subject to a late charge  equal to 1.5% of the
     Fees remaining unpaid. Additional charges of 1.5% per month will accrue and be owing on such  undisputed  and  unpaid  Fees for each  additional  month during  which  such Fees  remain  unpaid,  subject to any  maximum  amounts imposed by law. If any Fees are disputed by the Fund, the Custodian and the
     Fund shall work together in good faith to resolve the dispute promptly.

          b. The Custodian will bill the Fund as soon as  practicable  after the end of each calendar month. The Fund will promptly pay to the Custodian the amount of such billing.

          c. If not paid directly or timely by the Fund, the Custodian may, with prior approval of the Fund which may not be unreasonably  withheld,  charge against Assets held on behalf of the Series  compensation  and any expenses incurred by the Custodian in the performance of its duties pursuant to this
     Agreement. The Custodian shall also be entitled, subject to the approval of the Fund,  to charge  against  Assets of the Series the amount of any loss, damage, liability or expense incurred with respect to the Series, including counsel  fees,  for which it shall be entitled to  reimbursement  under the provisions of this Agreement.

     2. Insolvency of Foreign Custodians. The Custodian shall be responsible for losses or damages  suffered by the Series  arising as a result of the insolvency of a Foreign  Custodian  only to the extent that the Custodian  failed to comply with the standard of care set forth in Article II with respect to the  selection and monitoring of such Foreign Custodian.

     3. Liability for  Depositories.  The Custodian shall not be responsible for any losses  resulting from the deposit or  maintenance of Securities,  Assets or other property of the Series with a Securities Depository.

     4. Damages.  Under no  circumstances  shall the Custodian be liable for any indirect,  consequential  or special damages with respect to its role as Foreign
Custody Manager, Custodian or information vendor.

     5. Indemnification; Liability of the Series.

          a. The Fund shall  indemnify and hold the Custodian  harmless from all liabilities and costs and expenses,  including  reasonable counsel fees and expenses,  relating to or arising out of the performance of the Custodian's obligations  under this Agreement  except to the extent  resulting from the
     negligence  or  willful   misconduct  of  the   Custodian,   any  agent  or
     subcustodian  appointed by the Custodian or any of its or their  directors, officers,  agents,  nominees  or  employees,  in  the  performance  of  any functions  hereunder,  or any other  failure to comply with the standard of
     care  required  by  this  Agreement.   This  provision  shall  survive  the
     termination of this Agreement.

          b. The Custodian  shall  indemnify and hold the Fund harmless from all liabilities and costs and expenses,  including  reasonable counsel fees and expenses,  resulting from: (i) the negligence or willful  misconduct of the
     Custodian,  any agent or subcustodian  appointed by the Custodian or any of its or their directors,  officers,  agents,  nominees or employees,  in the performance of any functions hereunder, or any other failure to comply with the  standard of care  required by this  Agreement;  or (ii) any  burglary, robbery,  hold-up,  theft, or mysterious  disappearance,  including loss by damage or destruction. This provision shall survive the termination of this
     Agreement.

          c. The Series and the Custodian agree that the obligations of the Fund
     under   this   Agreement   shall   not   be   binding   upon   any  of  the
     directors/trustees,  shareholders, nominees, officers, employees or agents, whether  past,  present or future,  of the  Series,  individually,  but are binding only upon the Assets and other property of the Fund.

     6.   Force   Majeure;    Disaster   Recovery   and   Business   Continuity.
Notwithstanding anything in this Agreement to the contrary contained herein, the
Custodian  shall not be  responsible  or liable for its failure to perform under this Agreement or for any losses to the account  resulting from any event beyond the reasonable control of the Custodian,  its agents or its subcustodians (other than  subcustodians that were engaged by the Custodian at the instruction of the
Fund).  In the event of such  event,  or any  disaster  that  causes a  business interruption,  the  Custodian  shall  act in good  faith and  follow  applicable procedures  in its disaster  recovery and business  continuity  plan and use all commercially reasonable efforts to minimize service interruptions.

     The Custodian represents and warrants that it has implemented and maintains reasonable  procedures and systems (including  reasonable  disaster recovery and business continuity plans and procedures  consistent with legal,  regulatory and business needs  applicable to the  Custodian's  duties under this  Agreement) to safeguard  the  Fund's  records  and data  and the  Custodian's  records,  data, equipment  facilities and other property that it uses in the  performance of its obligations  hereunder from loss or damage  attributable to fire,  theft, or any other cause,  and the  Custodian  will make such changes to the  procedures  and systems from time to time as are reasonably  required for the secure performance of its obligations hereunder.

     7. Term and Termination.

          a. The term of this  Agreement  shall  begin on the date  hereof  (the
     "Effective  Date") and continue for an initial term of three (3) years (the
     "Initial  Term").  After the Initial Term  expires,  this  Agreement  shall continue but either (1) the  Custodian may terminate  this  Agreement  with respect to a Fund by giving such Fund one hundred  twenty (120) days notice in  writing,  specifying  the date of such  termination,  or (2) a Fund may terminate  this Agreement with respect to such Fund by giving the Custodian sixty (60) days notice in writing, specifying the date of such termination.

          b. This Agreement may be terminated by the following party or parties, as the case may be, for one or more of the following reasons,  provided the terminating party or parties provides the applicable  written notice to the other party or parties of the reason for such termination:

          (1) NonRenewal:  This Agreement shall terminate with respect to a Fund at the end of the  Initial  Term  if  either  the  Custodian  or such  Fund provides  notice that it does not want to renew or extend this Agreement at the end of the Initial Term;

          (2) Mutual  Agreement:  The Custodian and a Fund may mutually agree in writing to terminate this Agreement with respect to such Fund at any time;

          (3) "For Cause":  (A) The Custodian may terminate  this Agreement with respect to a Fund "For Cause," as defined  below,  by  providing  such Fund with written  notice of  termination  "For Cause" at least 60 days prior to the date of termination of this Agreement with respect to such Fund, or (B)
     a Fund may terminate  this Agreement with respect to such Fund "For Cause,"
     as defined  below,  by  providing  the  Custodian  with  written  notice of termination  "For Cause" at least 60 days prior to the date of  termination of this Agreement with respect to such Fund; or

          (4) Failure to Pay: The Custodian may terminate  this  Agreement  with respect  to a Fund if the  Custodian  has  notified  such  Fund that it has failed to pay the  Custodian  any  undisputed  amounts  when due under this
     Agreement and it has failed to cure such default  within 60 days of receipt of such  notice (or,  if the Fund has  disputed  any amounts in good faith, upon resolution of the dispute).

          For purposes of subparagraph (3) above, "For Cause" shall mean:

               (A) a material  breach of this  Agreement by any other party that has not been  remedied  for 30 days  following  written  notice by the terminating  party that  identifies in  reasonable  detail the alleged failure of the other party to perform,  provided  that if such default is capable of being  cured,  then the other party shall be entitled to such longer period as may  reasonably be required to cure such default if the other party shall have  commenced  such cure and is  diligently pursuing same, but such cure must be completed  within 120 days in any event;

               (B)  when  any  other  party  commits  any act or  omission  that constitutes gross negligence,  willful  misconduct,  fraud or reckless disregard of its or their duties under this  Agreement and that act or omission results in material  adverse  consequences to the terminating party;

               (C) a final, unappealable judicial,  regulatory or administrative ruling  or order in which any other  party  has been  found  guilty of criminal or  unethical  behavior in the conduct of its  business  that directly  relates  to the  subject  matter  of the  services  provided hereunder; or

               (D) when any other party shall make a general  assignment for the benefit of its creditors or any  proceeding  shall be instituted by or against the other party to adjudicate it as bankrupt or insolvent,  or to seek to  liquidate,  wind up, or  reorganize  the other  party,  or protect or relieve its debts under any law, or to seek the entry of an order for relief or the  appointment  of a receiver,  trustee or other similar  official for it or for a  substantial  portion of its assets, which  proceeding  shall  remain  unstayed  for sixty (60) days or the other  party  shall have  taken  steps to  authorize  any of the above actions or has become unable to pay its debts as they mature.

          c. If this Agreement is terminated by any party with respect to a Fund
     (regardless of whether it is terminated  pursuant to paragraph (b) above or for any reason other than those  specified in  paragraph  (b) above),  such
     Fund shall pay to Custodian on or before the date of such  termination  any undisputed and unpaid fees owed to, and shall  reimburse  Custodian for any undisputed and unpaid  out-of-pocket  costs and expenses owed to, Custodian under this Agreement prior to its termination.

          d. If either (1) a Fund terminates this Agreement with respect to such
     Fund during the Initial Term for any reason  other than those  specified in paragraph (b) above,  or (2) the Custodian  terminates  this Agreement with respect  to a Fund  during  the  Initial  Term "For  Cause"  or the  Fund's
     "failure  to pay"  under  subparagraphs  (b)(3) or (b)(4) of this  Section, respectively,  then such Fund  shall be  liable  to the  Custodian  for all provable  actual  damages  of  Custodian  arising  from  such  termination,
     excluding  punitive,   special,  indirect,   incidental  and  consequential
     damages,  and  shall  reimburse  all  Costs and  Expenses  incurred  by the
     Custodian in connection with effecting such termination and converting such
     Fund to a successor custodian, including without limitation the delivery to such successor  custodian,  such Fund and/or such Fund's service providers, any  of  the  Fund's  Assets,  property,  records,  data,  instruments  and documents.  In addition,  such Fund shall reimburse the Custodian  promptly for any actual, provable, extraordinary, non-customary and direct costs and expenses  (other than any Costs and Expenses)  incurred by the Custodian in connection  with effecting such  termination  and converting such Fund to a successor  custodian,  including  without  limitation  the delivery to such successor custodian, such Fund and/or such Fund's service providers, any of such Fund's Assets, property, records, data, instruments and documents.

          e. If either (1) the Custodian  terminates this Agreement with respect to a Fund  at any  time  for any  reason  other  than  those  specified  in paragraph (b) above,  or (2) a Fund  terminates this Agreement with respect to such  Fund at any time "For  Cause"  under  subparagraph  (b)(3) of this
     Section,  then the Custodian  shall  reimburse  such Fund for any Costs and
     Expenses  incurred by such Fund in connection with converting the Assets of such  Fund to a  successor  custodian,  including  without  limitation  the delivery to such successor custodian,  such Fund and/or such Fund's service providers, any of such Fund's Assets, property,  records, data, instruments and documents.

          f. If this  Agreement is  terminated  (1) by either the Custodian or a
     Fund for "nonrenewal" under subparagraph (b)(1), (2) by the Custodian and a
     Fund "upon mutual agreement" under  subparagraph  (b)(2),  (3) by a Fund at any time after the Initial Term for any reason  other than those  specified in paragraph  (b) above,  or (4) by Custodian at any time after the Initial
     Term "For Cause" or such Fund's "failure to pay" under subparagraphs (b)(3)
     or  (b)(4)  of  this  Section,  respectively,  such  Fund  shall  reimburse
     Custodian  promptly  for any Costs and  Expenses  incurred by  Custodian in connection  with effecting such  termination  and converting such Fund to a successor  custodian,  including  without  limitation  the delivery to such successor custodian,  such Fund and/or such Fund's service providers any of such Fund's Assets, property, records, data, instruments and documents.

          g. For  purposes  of this  Section 7 of this  Article  IV,  "Costs and
     Expenses" incurred by a party shall mean any actual, provable,  reasonable, customary  and  direct  costs and  expenses  incurred  by such  party.  For purposes of this Section 7 of this Article IV, Costs and Expenses shall not include any wind-down costs, including, without limitation,  non-cancelable lease  payments;  severance  payments  due and payable to  personnel of the
     Custodian or its subcustodians  (other than subcustodians that were engaged by the Custodian at the instruction of a Fund);  unused equipment  expense;
     and non-cancelable  payments or termination charges regarding  subcustodial services  that  were not  incurred  at the  instruction  of a Fund and that cannot be transferred or redeployed by Mellon.

          Such party  must  provide  the other  party or  parties  with  written evidence of such costs and  expenses  before the other party or parties are obligated  to pay them.  Such party also has a duty to  mitigate,  and must exercise its duty to mitigate, such costs and expenses. Except as expressly set forth herein,  no party hereto shall be  responsible  for any costs and expenses or damages of any kind whatsoever  resulting  from,  related to or otherwise in connection with the termination of this Agreement.

          h. In the event that this  Agreement  is  terminated  by a party,  the parties  hereto  agree to  cooperate  and act in good  faith to  ensure  an orderly conversion of the Assets, property,  records, data, instruments and documents of the  applicable  Fund or Funds to a successor  custodian  with respect to the services provided under this Agreement. Without limiting the generality of the  foregoing  sentence,  the Custodian  agrees that, in the event this  Agreement  is  terminated  by a party or the  parties,  it will deliver a Fund's or the Funds' Assets, property, records, data, instruments and  documents to such Fund or the Funds,  its or their  successor  service providers and/or its or their other service providers,  as the case may be, in a non-proprietary, commerically-available format.

          i. The  termination  of this  Agreement with respect to any given Fund shall in no way  affect  the  continued  validity  of this  Agreement  with respect to any other Fund.  Furthermore,  if, following termination of this
     Agreement  with respect to any given Fund,  Custodian  continues to perform any one or more of the services governed hereby with the express consent of such  Fund,  then  the  provisions  of this  Agreement,  including  without limitation the provisions  dealing with  indemnification  and compensation, shall continue in full force and effect.

          j. In the event notice of termination is given by the Custodian, which notice  shall be given  at least 60 days  prior to the date of  termination
     (notwithstanding  the reason for  termination),  a Fund shall, on or before the termination date, deliver to the Custodian a Certificate evidencing the vote of the Board designating a successor custodian. In the absence of such designation, the Custodian may designate a successor custodian, which shall be a person  qualified  to so act  under the Act for such  Fund.  If a Fund fails to designate a successor  custodian,  such Fund shall,  upon the date specified  in the  notice  of  termination,  and upon the  delivery  by the
     Custodian  of all Assets  then owned by such Fund,  be deemed to be its own custodian  and the Custodian  shall thereby be relieved of all  obligations under this Agreement other than the duty with respect to Securities held in the Book-Entry System which cannot be delivered to such Fund.

          k. Upon  termination  of the  Agreement,  the  Custodian  shall,  upon receipt of a notice of acceptance by the  successor  custodian,  deliver to the  successor  all Assets then held by the  Custodian on behalf of a Fund, after deducting all fees, expenses and other amounts owed, if any, that are not disputed in good faith by such Fund.

          l. Following  termination,  the Custodian will promptly forward income and principal received,  if any, with respect to a Fund,  including but not
     limited  to  tax  reclaim   payments  for  tax  reclaims   filed  prior  to
     termination, to a designated successor custodian.

          m. In the event of a dispute  following the  expiration or termination of this Agreement,  all relevant  provisions shall be deemed to continue to apply to the obligations and liabilities of the parties.

     8. Inspection of Books and Records.  The books and records of the Custodian directly related to the Fund shall be open to inspection and audit at reasonable times by officers and  representatives  of the Fund and auditors employed by the
Fund at its own expense and with prior written notice to the  Custodian,  and by the appropriate employees of the Securities and Exchange Commission.

     9. Miscellaneous.

          a.  Appendix A is a  Certificate  signed by the  Secretary of the Fund setting forth the names and the signatures of Authorized Persons.  The Fund shall  furnish a new  Certificate  when the list of  Authorized  Persons is changed in any way.  Until a new  Certificate  is received,  the  Custodian shall be fully  protected  in  acting  upon  Instructions  from  Authorized
     Persons as set forth in the last delivered Certificate.

          b.  Appendix B is a  Certificate  signed by the  Secretary of the Fund setting  forth the names and the  positions of the present  officers of the
     Fund.  The Fund agrees to furnish to the Custodian a new  Certificate  when any changes are made.  Until a new  Certificate is received,  the Custodian shall be fully protected in relying upon the last delivered Certificate.

          c.  Any  required   written  notice  or  other   instrument  shall  be
     sufficiently  given if addressed to the  Custodian or the Fund, as the case may be, and delivered to it at its offices at:

The Custodian:

Mellon Bank, N.A.
One Mellon Center
500 Grant Street, 19th Floor
Pittsburgh, Pennsylvania  15258
Attn:  Leonard R. Heinz,  Esq.,  Senior Vice  President  and  Associate  General
Counsel

Telephone:  (412) 234-1508
Facsimile:  (412) 234-8417

The Fund:

the address set forth on Appendix D for the Fund;

     or at such other place as the parties  may from time to time  designate  to the other in writing.

          d. This  Agreement may not be amended or modified  except by a written agreement executed by both parties.

          e.  This  Agreement  shall  extend to and  shall be  binding  upon the parties  hereto,  and their  respective  successors and assigns;  provided, however,  that this  Agreement  shall not be assignable by the Fund without the  written  consent of the  Custodian,  or by the  Custodian  without the written consent of the Fund, authorized or approved by a vote of the Board, provided,  however,  that a Fund  merger or  reorganization  where the fund surviving  from such  merger  or  reorganization  assumes  the  duties  and obligations  of such  Fund  under  this  Agreement  shall not  require  the
     Custodian's  consent;  provided  further,  however,  that the Custodian may assign the Agreement or any function  thereof to any  corporation or entity which  directly or indirectly is controlled  by, or is under common control with,  the Custodian and any other  attempted  assignment  without  written consent shall be null and void.

          f.  Nothing in this  Agreement  shall give or be  construed to give or confer upon any third party any rights hereunder.

          g. The Custodian  represents that it is a U.S. Bank within the meaning of  paragraph  (a)(7) of Rule  17f-5  under the 1940 Act.  The Fund has the requisite amount and scope of fidelity bond coverage required by Rule 17g-1 under the 1940 Act, and has directors'  and officers'  errors and omissions insurance  coverage.  The  Custodian  will  maintain a fidelity bond and an insurance policy with respect to errors and omissions  coverage in form and amount that are commercially  reasonable in light of Custodian's duties and responsibilities under this Agreement.

          h. The Fund  acknowledges  and agrees that,  except as  expressly  set forth in this Agreement,  the Fund is solely responsible to assure that the maintenance of the Series' Assets  hereunder  complies with applicable laws and  regulations,  including  without  limitation  the Act  and  applicable interpretations  thereof or exemptions therefrom.  The Fund represents that it has determined that it is reasonable to rely on Custodian to perform the responsibilities delegated pursuant to this Agreement.

          i.  Agreement  shall be construed in  accordance  with the laws of The
     Commonwealth of Pennsylvania.

          j. The  captions of the  Agreement  are included  for  convenience  of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

          k. Each party  represents to the other that it has all necessary power and authority, and has obtained any consent or approval necessary to permit it, to enter into and perform this  Agreement and that this  Agreement does not  violate,  give  rise to a  default  or right of  termination  under or otherwise conflict with any applicable law, regulation,  ruling,  decree or other governmental  authorization or any contract to which it is a party or by which any of its assets is bound.  Each party  represents  and  warrants that  the  individual  executing  this  Agreement  on its  behalf  has  the requisite  authority to bind the Fund or the  Custodian to this  Agreement.
     The  Fund  has  received  and read  the  "Customer  Identification  Program
     Notice", a copy of which is attached to this Agreement as Exhibit A.

          l. This Agreement may be executed in any number of counterparts,  each of which shall be deemed to be an original,  but such  counterparts  shall, together, constitute only one instrument.

                  [Remainder of page intentionally left blank]

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be executed by their respective  representatives  duly authorized as of the day and year first above written.

     MELLON BANK, N.A.

     By:      /s/ illegible
     Title:   First Vice President

     DELAWARE GROUP ADVISER FUNDS, on behalf of its Series identified on
     Appendix D

     DELAWARE GROUP CASH RESERVE, on behalf of its Series identified on
     Appendix D

     DELAWARE GROUP EQUITY FUNDS I, on behalf of its Series identified on
     Appendix D

     DELAWARE GROUP EQUITY FUNDS II, on behalf of its Series identified on
     Appendix D

     DELAWARE GROUP EQUITY FUNDS III, on behalf of its Series identified on
     Appendix D

     DELAWARE GROUP EQUITY FUNDS IV, on behalf of its Series identified on
     Appendix D

     DELAWARE GROUP EQUITY FUNDS V, on behalf of its Series identified on
     Appendix D

     DELAWARE GROUP FOUNDATION FUNDS, on behalf of its Series identified on
     Appendix D

     DELAWARE GROUP INCOME FUNDS, on behalf of its Series identified on
     Appendix D

     DELAWARE GROUP STATE TAX-FREE INCOME TRUST, on behalf of its Series identified on Appendix D

     DELAWARE GROUP TAX-FREE FUND, on behalf of its Series identified on
     Appendix D

     DELAWARE GROUP TAX-FREE MONEY FUND, on behalf of its Series identified on Appendix D

     DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, on behalf of its Series identified on Appendix D

     VOYAGEUR INSURED FUNDS, on behalf of its Series identified on Appendix D

     DELAWARE INVESTMENTS MUNICIPAL TRUST, on behalf of its Series identified on Appendix D

     VOYAGEUR INTERMEDIATE TAX-FREE FUNDS, on behalf of its Series identified on Appendix D

     VOYAGEUR MUTUAL FUNDS, on behalf of its Series identified on Appendix D

     VOYAGEUR MUTUAL FUNDS II, on behalf of its Series identified on
     Appendix D

     DELAWARE GROUP GOVERNMENT FUND, on behalf of its Series identified on
     Appendix D

     DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, on behalf of its Series identified on Appendix D

     DELAWARE POOLED TRUST, on behalf of its Series identified on Appendix D

     VOYAGEUR MUTUAL FUNDS III, on behalf of its Series identified on
     Appendix D

     VOYAGEUR TAX FREE FUNDS, on behalf of its Series identified on Appendix
     D

     DELAWARE VIP TRUST, on behalf of its Series identified on Appendix D

     DELAWARE INVESTMENTS ARIZONA MUNICIPAL INCOME FUND, INC.

     DELAWARE INVESTMENTS COLORADO INSURED MUNICIPAL FUND, INC.

     DELAWARE INVESTMENTS FLORIDA INSURED MUNICIPAL INCOME FUND

     DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.

     DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.

     DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.

     DELAWARE INVESTMENTS ENHANCED GLOBAL DIVIDEND AND INCOME FUND, INC.

     By:      /s/ Richard Salus
     Title:   Chief Financial Officer

                                   APPENDIX A
                           LIST OF AUTHORIZED PERSONS

     I, David F. Connor, Secretary of the Funds, do hereby certify that:

     The following  individuals have been duly authorized as Authorized  Persons to give  Instructions  on behalf of the Funds and each  Series  thereof  and the specimen signatures set forth opposite their respective names are their true and correct signatures:

Name and Position                                    Signature

John J. O'Connor                                     /s/ John J. O'Connor
Senior Vice President

Phoebe W. Figland                                    /s/ Phoebe W. Figland
Vice President

Laura A. Wagner                                      /s/ Laura A. Wagner
Vice President

William Dwyer                                        /s/ William Dwyer
Assistant Vice President

David Scharff                                        /s/ David Scharff
Assistant Vice President

Thomas J. Morrisroe                                  /s/ Thomas J. Morrisroe
Assistant Vice President

Michael O'Donnell                                    /s/ Michael O'Donnell
Assistant Vice President

Eric Schmidt                                         /s/ Eric Schmidt
Assistant Vice President

Mark Mastrogiovanni                                  /s/ Mark Mastrogiovanni
Assistant Vice President

James A. Furgele                                     /s/ James A. Furgele
Senior Vice President

Kayann Johnson                                       /s/ Kayann Johnson
Assistant Vice President

John Leszczynski                                     /s/ John Leszczynski
Assistant Vice President

Lisa Howard                                          /s/ Lisa Howard
Assistant Vice President

Kara Wagner                                          /s/ Kara Wagner
Assistant Vice President

Danny Grune                                          /s/ Danny Grune
Assistant Vice President

                                            By:      /s/ David F. Connor
                                                     Secretary
                                            Dated:

Final Execution Version                                         Delaware Funds

                                   APPENDIX B
                                  FUND OFFICERS

     I, David F. Connor, Secretary of the Funds, do hereby certify that:

     The following  individuals serve in the following  positions with the Funds and each individual has been duly elected or appointed to each such position and qualified therefor in conformity with the Funds' governing instruments:

Name                    Position

Patrick P. Coyne        Chairman/President/Chief Executive Officer

Ryan K. Brist           Executive Vice President/Managing Director/
                        Chief Investment Officer, Fixed Income

Michael J. Hogan        Executive Vice President/Head of Equity Investments

See Yeng Quek           Executive Vice President/Managing Director/
                        Chief Investment Officer, Fixed Income

Brian L. Murray, Jr.    Senior Vice President/Chief Compliance Officer

David P. O'Connor       Senior Vice President/Strategic Investment
                        Relationships and Initiatives/General Counsel

John J. O'Connor        Senior Vice President/Treasurer

Richard Salus           Senior Vice President/Chief Financial Officer

David F. Connor         Vice President/Deputy General Counsel/Secretary

Marshall T. Bassett     Senior Vice President/Chief Investment Officer,
                        Emerging Growth Equity

Joseph R. Baxter        Senior Vice President/Head of Municipal Bond Investments

Christopher S. Beck     Senior Vice President/Senior Portfolio Manager

Michael P. Buckley      Senior Vice President/Director of Municipal Research

Michael F. Capuzzi      Senior Vice President/Investment Systems

Liu-Er Chen             Senior Vice President/Senior Portfolio
                        Manager/Chief Investment Officer, Emerging
                        Markets

Thomas H. Chow          Senior Vice President/Senior Portfolio Manager

Stephen R. Cianci       Senior Vice President/Senior Portfolio Manager

Robert F. Collins       Senior Vice President/Senior Portfolio Manager

Chuck M. Devereux       Senior Vice President/Senior Research Analyst

Roger A. Early          Senior Vice President/Senior Portfolio Manager

Brian Funk              Senior Vice President/Director of Credit Research

James A. Furgele        Senior Vice President/Investment Accounting

Brent C. Garrells       Senior Vice President/Senior Research Analyst

Stuart M. George        Senior Vice President/Head of Equity Trading

Paul Grillo             Senior Vice President/Senior Portfolio Manager

Jonathan Hatcher        Senior Vice President/Senior Research Analyst

William F. Keelan       Senior Vice President/Director Quantitative Research

Francis X. Morris       Senior Vice President/Director Chief Investment
                        Officer, Core Equity

Zoe Neale               Senior Vice President/Chief Investment Officer,
                        International Equity

D. Tysen Nutt           Senior Vice President/Chief Investment Officer,
                        Large Cap Value

Philip R. Perkins       Senior Vice President/Senior Portfolio Manager

Timothy L. Rabe         Senior Vice President/Head of High Yield

Jeffrey S. Van Harte    Senior Vice President/Chief Investment Officer-
                        Focus Growth Equity

Babak Zenouzi           Senior Vice President/Senior Portfolio Manager

Christopher S. Adams    Vice President/Portfolio Manager/Senior Equity Analyst

Damon J. Andres         Vice President/Senior Portfolio Manager

Wayne A. Anglace        Vice President/Credit Research Analyst

Todd Bassion            Vice President/Senior Research Analyst/Portfolio Manager

Christopher J. Bonavico Vice President/Senior Portfolio Manager, Equity Analyst

Kenneth F. Broad        Vice President/Senior Portfolio Manager, Equity Analyst

Mary Ellen M. Carrozza  Vice President/Client Services

Steven G. Catricks      Vice President/Portfolio Manager

Wen-Dar Chen            Vice President/Portfolio Manager

Lisa Chin               Vice President/Emerging Markets Analyst

Anthony G. Ciavarelli   Vice President/Associate General Counsel/Assistant
                        Secretary

Bradley J. Cline        Vice President/International Credit Research Analyst

Cori E. Daggett         Vice President/Senior Counsel/Assistant Secretary

Craig C. Dembek         Vice President/Senior Research Analyst

Joel A. Ettinger        Vice President/Taxation

Christopher M. Ericksen Vice President/Portfolio Manager, Equity Analyst

Devon K. Everhart       Vice President/Senior Research Analyst

Phoebe W. Figland       Vice President/Investment Accounting

Patrick G. Fortier      Vice President/Portfolio Manager, Equity Analyst

Denise A. Franchetti    Vice President/Portfolio Manager/Municipal Bond
                        Credit Analyst

Larry Franko            Vice President/Senior Equity Analyst

Henry A. Garrido        Vice President/Equity Analyst

Barry Gladstein         Vice President/Equity Analyst/Portfolio Manager

Edward Gray             Vice President/Senior Portfolio Manager

David J. Hamilton       Vice President/Credit Research Analyst

Brian Hamlet            Vice President/Senior Corporate Bond Trader

Gregory M. Heywood      Vice President/Portfolio Manager, Research Analyst

Sharon Hill             Vice President/Head of Equity Quantitative Research
                        & Analytics

Christopher M. Holland  Vice President/Associate Equity Analyst II/Portfolio
                        Manager

Chungwei Hsia           Vice President/Senior Research Analyst

Michael E. Hughes       Vice President/Senior Equity Analyst

Jordan L. Irving        Vice President/Senior Portfolio Manager

Cynthia Isom            Vice President/Portfolio Manager

Kenneth R. Jackson      Vice President/Quantitative Analyst

Stephen M. Juszczyszyn  Vice President/Structured Products Analyst/Trader

Audrey E. Kohart        Vice President/Financial Planning and Reporting

Nikhil G. Lalvani       Vice President/Senior Equity Analyst/Portfolio Manager

Steven T. Lampe         Vice President/Portfolio Manager

Anthony A. Lombardi     Vice President/Senior Portfolio Manager

John P. McCarthy        Vice President/Senior Research Aanlyst/Trader

Brian McDonnell         Vice President/Structured Products Analyst/Trader

Michael S. Morris       Vice President/Portfolio Manager/Senior Equity Analyst

Philip O. Obazee        Vice President/Derivatives Manager

Donald G. Padilla       Vice President/Portfolio Manager/Senior Equity Analyst

Daniel J. Prislin       Vice President/Senior Portfolio Manager, Equity Analyst

Gretchen Regan          Vice President/Quantitative Analyst

Craig S. Remsen         Vice President/Senior Credit Research Analyst

Carl Rice               Vice President/Senior Investment Specialist, Large
                        Cap Value Focus Equity

Kevin C. Schildt        Vice President/Senior Municipal Credit Analyst

Bruce Schoenfeld        Vice President/Equity Analyst

Nancy E. Smith          Vice President/Investment Accounting

Rudy D. Torrijos, III   Vice President/Portfolio Manager

Michael Tung            Vice President/Equity Analyst

Robert A. Vogel, Jr.    Vice President/Senior Portfolio Manager

Lori P. Wachs           Vice President/Portfolio Manager

Laura A. Wagner         Vice President/Investment Accounting

Michael G. Wildstein    Vice President/Senior Research Analyst

Kathryn R. Williams     Vice President/Associate General Counsel/Assistant
                        Secretary

Nashira Wynn            Vice President/Senior Equity Analyst/Portfolio Manager

Greg Zappin             Vice President/Credit Research Analyst

Guojia Zhang            Vice President/Equity Analyst

James E. Blake          Assistant Vice President/Senior Compliance
                        Officer

Ian Bowman              Assistant Vice President/Research Analyst

Michael E. Dresnin      Assistant Vice President/Counsel/Assistant Secretary

William J. Dwyer        Assistant Vice President/Corporate Actions

Abby C. Fick            Assistant Vice President/Legal Services

Molly Graham            Assistant Vice President/Legal Services

Kerri S. Haag           Assistant Vice President/Investment Accounting

Matthew G. Higgins      Assistant Vice President/Credit Research Analyst

Jerel A. Hopkins        Assistant Vice President/Counsel/Assistant Secretary

Kashif Ishaq            Assistant Vice President/Associate Trader

Kayann Johnson          Assistant Vice President/Investment Accounting

Karin M. Kelly          Assistant Vice President/Quantitative Analyst Supervisor

Colleen Kneib           Assistant Vice President/Municipal Credit Analyst

John Leszczynski        Assistant Vice President/Investment Accounting

Kent P. Madden          Assistant Vice President/Equity Analyst

Thomas J. Morrisroe     Assistant Vice President/Investment Accounting

Terry O'Brien           Assistant Vice President/Fixed Income Reporting Analyst

James P. O'Neill        Assistant Vice President/Senior Compliance Officer

Caleb Piper             Assistant Vice President/Equity Analyst

Udail K. Purmasetti     Assistant Vice President/Credit Research Analyst I

Eric W. Schmidt         Assistant Vice President/Investment Accounting

Frank J. Strenger       Assistant Vice President/Associate Trader

Van Tran                Assistant Vice President/Research Analyst

Cindy Lindenberg        Senior Compliance Officer

Dennis Norman           Tax Compliance Officer

                                                     By:     /s/ David F. Connor
                                                             Secretary
                                                     Dated:

                                   APPENDIX C
                               SELECTED COUNTRIES

See attachment

*    Note, the Fund or its investment adviser or subadviser,  as the case may be
     , shall be responsible for  determining the Foreign  Countries in which the
     Fund may invest, and shall direct the Custodian from time to time as to the
     Foreign Countries which have been approved for investment by the Fund.

**   Note, the Custodian will not act as a Foreign  Custody Manager with respect to Assets held in this country. Holding Assets and use of Custodian's usual subcustodian in this country is subject to Instructions by the Fund and its execution of a separate  letter-agreement  pertaining to custody and market risks.

GRAPHIC OMITTED - Current Subcustodial Network

          TOTAL MARKETS INCLUDED IN MELLON GLOBAL SECURITIES SERVICES'
                                   NETWORK 83

-------------------- -------------------------------------- ----------------- ---------------------------------------------
Country                              Bank                        Start                         Depository
                         (Year agent bank relationship            Date
                                 established)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Argentina            Citibank, Buenos Aires (2007)                1990        Caja de Valores Sociedad Anonima
                                                                              (CVSA)
                                                                              Central de Registracion y Liquidacion
                                                                              (CRYL)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Australia            Australia and New Zealand                    1986        Austraclear
                     Banking Group Limited (2005)                             ASX Settlement & Transfer Corporation (ASTC)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Austria              Bank Austria Creditanstalt AG,               1987        Oesterreichische Kontrollbank (OeKB)
                     Vienna (1990)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Bahrain              HSBC, Manama (2001)                          2001        Bahrain Stock Exchange
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Bangladesh           Standard Chartered Bank, Dhaka (1993)        1993        Central Depository Bangladesh Limited
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Belgium              BNP Paribas Securities Services,             1986        Caisse Interprofessionelle de Depots et
                     Brussels (2004)                                          de Virement de Titres S.A. (CIK)
                                                                              National Bank of Belgium (NBB)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Bermuda              HSBC, Bermuda (1996)                         1996        Bermuda Securities Depository (BSD)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Botswana             Barclays Bank of Botswana Limited,           1995        Bank of Botswana
                     Gaborone (2001)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Brazil               Citibank N.A., Sao Paulo (1991)              1991        Companhia Brasileira de Liquidacao e
                                                                              Custodia (CBLC)
                                                                              Central of Custody and Financial
                                                                              Settlement of Securities (CETIP)
                                                                              Sistema Especial de Liquidacao e de
                                                                              Custodia (SELIC)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Bulgaria             HVB Bank Biochim, Sofia                      2004        Bulgarian National Bank (BNB)
                     (2004)                                                   Bulgaria Central Security Depository
                                                                              (CDAD)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Canada               Canadian Imperial Bank of Commerce,          1986        The Canadian Depository for Securities
                     Toronto (1993)                                           Ltd. (CDS)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Chile                BankBoston, Santiago (1993)                  1993        Deposito Central de Valores (DCV)
-------------------- -------------------------------------- ----------------- ---------------------------------------------

June 2007

                          Current Subcustodial Network

Mellon Global Securities Services

The  information  contained  in this report is  presented  as a  compilation  of information  gathered  from  various  sources  that are believed to be accurate.
While every care has been taken in assembling  and verifying  this  information,
Mellon Global  Securities  Services  accepts no liability for the correctness or completeness  of  information  provided in this  document.  This document is not intended to be used as the basis for decisions to invest or not to invest in any given  country,  nor should this report be considered  to constitute  investment advice.  This report may not be reproduced or  distributed  without the explicit
written  consent  of  Mellon  Global  Securities   Services.   C:\Documents  and
Settings\adcf8ng\Desktop\Current subcustodial list for workbench 06.13.07.doc

-------------------- -------------------------------------- ------------------ --------------------------------------------
Country                              Bank                         Start                        Depository
                         (Year agent bank relationship            Date
                                 established)
-------------------- -------------------------------------- ------------------ --------------------------------------------
China A              HSBC Bank (China) Company Limited            2006         The China Securities Depository and
                     (1992)                                                    Clearing Corporation LTD, Shanghai
                                                                               (CSDCC Shanghai)

                                                                               The China Securities Depository and
                                                                               Clearing Corporation LTD, Shenzhen
                                                                               (CSDCC Shenzhen)
-------------------- -------------------------------------- ------------------ --------------------------------------------
China B              HSBC Bank (China) Company Limited            1992T         he China Securities Depository and
                     (1992)                                                    Clearing Corporation LTD, Shanghai
                                                                               (CSDCC Shanghai)

                                                                               The China Securities Depository and
                                                                               Clearing Corporation LTD, Shenzhen
                                                                               (CSDCC Shenzhen)
-------------------- -------------------------------------- ------------------ --------------------------------------------
Clearstream                                                       1986         Clearstream Banking S.A., Luxembourg
-------------------- -------------------------------------- ------------------ --------------------------------------------
Colombia             Cititrust Colombia S.A., (2005)              1994         Deposito Centralizado de Valores de
                                                                               Colombia (DECEVAL)
                                                                               Deposito Central de Valores (DCV)
-------------------- -------------------------------------- ------------------ --------------------------------------------
Croatia              HVB Zagrebacka banka d.d.                    2001         The Central Depository Agency (SDA)
                     Zagreb (2001)
-------------------- -------------------------------------- ------------------ --------------------------------------------
Cyprus               EFG Eurobank Ergasias SA.                    2007         Central Depository and Central Registry
                     (2006)                                                    (CDCR)
-------------------- -------------------------------------- ------------------ --------------------------------------------
Czech Republic       Citibank A.S., Prague (2004)                 1993         Stredisko Cennych Papiru (SCP)
                                                                               Czech National Bank (CNB)
-------------------- -------------------------------------- ------------------ --------------------------------------------
Denmark              Skandinaviska Enskilda Banken,               1986         The Danish Securities Centre
                     Copenhagen (2003)                                         (Vaerdipapircentralen, VP)
-------------------- -------------------------------------- ------------------ --------------------------------------------
Egypt                Citibank, N.A., Cairo (1998)                 1996         Misr Company for Clearing, Settlement and
                                                                               Central Depository (MCSD)
-------------------- -------------------------------------- ------------------ --------------------------------------------
Estonia              Scandinaviska Enskilda Banken (SEB),         1997         The Estonian Central Depository for
                     Tallinn (2005)                                            Securities (ECDS)
-------------------- -------------------------------------- ------------------ --------------------------------------------
Euroclear                                                         1980         Euroclear Bank S.A., Belgium
-------------------- -------------------------------------- ------------------ --------------------------------------------
Finland              Nordea Bank Finland PLC,                     1986         Finnish-Swedish Central Securities
                     Helsinki (1991)                                           Depository (NCSD)
-------------------- -------------------------------------- ------------------ --------------------------------------------
France               BNP Paribas Securities Services,             1986         Euroclear France SA
                     Paris (1987)
-------------------- -------------------------------------- ------------------ --------------------------------------------
Germany              Paribas Securities Services,                 1986         Clearstream Banking AG, Frankfurt
                     Frankfurt (2004)                                          (CFB)
-------------------- -------------------------------------- ------------------ --------------------------------------------
Ghana                Barclays Bank of Ghana                       1995         ---
                     Limited, Accra (2001)
-------------------- -------------------------------------- ------------------ --------------------------------------------

June 2007

                          Current Subcustodial Network

Mellon Global Securities Services

The  information  contained  in this report is  presented  as a  compilation  of information  gathered  from  various  sources  that are believed to be accurate.
While every care has been taken in assembling  and verifying  this  information,
Mellon Global  Securities  Services  accepts no liability for the correctness or completeness  of  information  provided in this  document.  This document is not intended to be used as the basis for decisions to invest or not to invest in any given  country,  nor should this report be considered  to constitute  investment advice.  This report may not be reproduced or  distributed  without the explicit
written  consent  of  Mellon  Global  Securities   Services.   C:\Documents  and
Settings\adcf8ng\Desktop\Current subcustodial list for workbench 06.13.07.doc

-------------------- -------------------------------------- ----------------- ---------------------------------------------
Country                              Bank                        Start                         Depository
                         (Year agent bank relationship            Date
                                 established)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Greece               EFG Eurobank Ergasias S.A.                   1989        Central Securities Depository S.A.
                     (2006)                                                   (CSD)
                                                                              Bank of Greece (BoG)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Hong Kong            HSBC, Hong Kong (1986)                       1986        The Hong Kong Securities Clearing
                                                                              Company Limited (HKSCC)
                                                                              Central Money Market Unit (CMU)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Hungary              Unicredit Bank Hungary Zrt.                  1993        Central Depository and Clearing House
                     (1996)                                                   Limited (KELER)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Iceland              Glitnir banki HF (2002)                      2002        Icelandic Securities Depository Ltd
-------------------- -------------------------------------- ----------------- ---------------------------------------------
India                HSBC, Mumbai (1992)                          1992        National Securities Depository Limited
                                                                              (NSDL)
                                                                              Central Depository Services Limited
                                                                              (CSDL)
                                                                              Reserve Bank of India (RBI)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Indonesia            HSBC, Jakarta (1990)                         1990        PT Kustodian Sentral Efek Indonesia
                                                                              (PTKSEI)
                                                                              Bank Indonesia (BI)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Ireland              Mellon Bank N.A., London                     1988        CRESTCo
                     Branch (2004)                                            Euroclear Operations Center (EOC)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Israel               Citibank N.A., Tel Aviv Branch               1991        Tel Aviv Stock Exchange Clearing
                                                                              House, Ltd. (TASECH)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Italy                BNP Paribas Securities Services,             1986        Monte Titoli S.p.A.
                     Milan (1996)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Japan                For ABN Amro Mellon clients                  1986        Japan Securities Depository Center
                     and Mellon Bank clients:                                 (JASDEC)
                     HSBC, Tokyo (2003)                                       Bank of Japan (BoJ)

                     For CIBC Mellon clients:
                     The Bank of Tokyo-Mitsubishi
                     UFJ, Ltd. (2007)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Jordan               HSBC, Amman (2004)                           1991        Jordan Securities Depository Center
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Kazakhstan           HSBC, Kazakhstan (2002)                      2002        Central Depository of Securities (CDS)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Kenya                Barclays Bank of Kenya                       1996        The Central Bank of Kenya
                     Limited, Nairobi (2001)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Latvia               Scandinaviska Enskilda Banken                2004        The Latvian Central Depository (LCD)
                     (SEB), (2005)
-------------------- -------------------------------------- ----------------- ---------------------------------------------

June 2007

                          Current Subcustodial Network

Mellon Global Securities Services

The  information  contained  in this report is  presented  as a  compilation  of information  gathered  from  various  sources  that are believed to be accurate.
While every care has been taken in assembling  and verifying  this  information,
Mellon Global  Securities  Services  accepts no liability for the correctness or completeness  of  information  provided in this  document.  This document is not intended to be used as the basis for decisions to invest or not to invest in any given  country,  nor should this report be considered  to constitute  investment advice.  This report may not be reproduced or  distributed  without the explicit
written  consent  of  Mellon  Global  Securities   Services.   C:\Documents  and
Settings\adcf8ng\Desktop\Current subcustodial list for workbench 06.13.07.doc

-------------------- -------------------------------------- ----------------- ---------------------------------------------
Country                              Bank                        Start                         Depository
                         (Year agent bank relationship            Date
                                 established)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Lebanon              HSBC, Beirut (2001)                          2001        Custodian and Clearing Center of
                                                                              Financial Instruments for Lebanon and
                                                                              the Middle East (Midclear)
                                                                              Banque du Liban, BDL (Central Bank of
                                                                              Lebanon)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Lithuania            Scandinaviska Enskilda Banken (SEB),         2004        The Central Securities Depository of
                     (2005)                                                   Lithuania (CSDL)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Luxembourg           Euroclear Bank S.A., Brussels (2007)         1987        Clearsteam Banking S.A., Luxembourg
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Malaysia             Citibank Berhad (2004)                       1989        Bursa Malaysian Central Depository
                                                                              Sdn. Berhad (MCD)
                                                                              Bank Negara Malaysia (Central Bank of
                                                                              Malaysia)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Mauritius            HSBC, Port Louis (1994)                      1994        The Central Depository and Settlement
                                                                              Company Limited (CDS)
                                                                              The Bank of Mauritius (BoM)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Mexico               Banco Santander Serfin, S.A. (2001)          1988        SD Indeval S.A. de C.V.
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Morocco              Societe Generale Marocaine de                1998        Maroclear
                     Banques, Casablanca (2004)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
The Netherlands      ABN Amro Mellon Global Securities            1986        Euroclear Nederland
                     Services B.V. (2005)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
New Zealand          Australia and New Zealand Banking            1987        New Zealand Central Securities
                     Group Limited (2005)                                     Depository Ltd. (NZCSD)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Norway               Nordea Bank Norge ASA, Oslo (2003)           1986        Norwegian Central Securities
                                                                              Depository, Verdipapirsentralen (VPS)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Oman                 HSBC, Ruwi (2001)                            2001        The Muscat Depository and Securities
                                                                              Registration Company (MDSRC)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Pakistan             Deutsche Bank AG, Karachi (1991)             1991        Central Depository Company of Pakistan
                                                                              Limited (CDC)
                                                                              State Bank of Pakistan (SBP)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Peru                 Citibank del Peru, Lima (2005)               1992        Caja de Valores y Liquidaciones
                                                                              (CAVALI)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
The                  HSBC, Manila (1990)                          1990        Philippines Central Depository (PCD)
Philippines                                                                   Registry of Scripless Securities (RoSS)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Poland               Bank Handlowy w Warszawie SA.,               1992        National Depository of Securities (NDS)
                     Warsaw (2004)                                            Central Register for Treasury Bills
                                                                              (CRBS)
-------------------- -------------------------------------- ----------------- ---------------------------------------------

June
2007

                              Current Subcustodial
                                    Network

Mellon Global Securities Services

The  information  contained  in this report is  presented  as a  compilation  of information  gathered  from  various  sources  that are believed to be accurate.
While every care has been taken in assembling  and verifying  this  information,
Mellon Global  Securities  Services  accepts no liability for the correctness or completeness  of  information  provided in this  document.  This document is not intended to be used as the basis for decisions to invest or not to invest in any given  country,  nor should this report be considered  to constitute  investment advice.  This report may not be reproduced or  distributed  without the explicit
written  consent  of  Mellon  Global  Securities   Services.   C:\Documents  and
Settings\adcf8ng\Desktop\Current subcustodial list for workbench 06.13.07.doc

-------------------- -------------------------------------- ----------------- ---------------------------------------------
Country                              Bank                        Start                         Depository
                         (Year agent bank relationship            Date
                                 established)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Portugal             Banco Commercial Portugues                   1988        Sociedade Gestora de Liquidacao e de
                     S.A., Lisbon (1997)                                       Sistemas Centralizados de Valores
                                                                              Mobiliarios (INTERBOLSA)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Romania              HVB Tiriac Bank, Bucharest                   1999        The National Company for Clearing,
                     S.A. (1999)                                              Settlement and Depository for Securities
                                                                              (SNCDD)
                                                                              National Bank of Romania (NBR)
                                                                              Central Depository S.A.
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Russia               ZAO Commercial Bank Citibank (2005)          1997        Depository Clearing Company (DCC)
                                                                              National Depository Center (NDC)
                                                                              The Bank for Foreign Trade (VTB)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Serbia               Bank Austria A.G., Belgrade                  2007        Central Securities Depository (CSD)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Singapore            The Development Bank of                      1987        Central Depository (Pte) Ltd. (CDP)
                     Singapore, Singapore (1987)                              Monetary Authority of Singapore (MAS)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Slovakia             UniCredit Bank A.S. (2004)                   1996        Slovak Center for Securities (SCP)
                                                                              National Bank of Slovakia (NBS)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Slovenia             Bank Austria A.G., Ljubljana                 1998        The Central Securities Clearing
                     (1998)                                                   Corporation (KDD)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
South                Societe Generale, Johannesburg               1994        The Central Depository Limited (CD)
Africa               (2003)                                                   Share Transactions Totally Electronic
                                                                              (STRATE)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
South Korea          HSBC, Seoul (2003)                           1991        Korea Securities Depository (KSD)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Spain                Santander Investment Services,               1986        Servicio de Compensacion Y
                     S.A. (1997)                                              Liquidacion de Valores (SCLV)
                                                                              Central Bank (Banco de Espana)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Sri Lanka            HSBC, Colombo (1991)                         1991        Central Depository Systems Private
                                                                              Limited (CDS)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Sweden               Skandinaviska Enskilda Banken,               1986        Finnish-Swedish Central Securities
                     Stockholm (2003)                                         Depository (NCSD)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Switzerland          Union Bank of Switzerland,                   1986        Swiss Securities Services Corporation -
                     Zurich (2003)                                            SegaIntersettle AG (SIS)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Taiwan               Standard Chartered Bank (SCB),               1993        Taiwan Depository & Clearing
                     Taipei (2006)                                            Corporation (TDCC)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Thailand             HSBC, Bangkok Branch (1988)                  1988        The Thailand Securities Depository
                                                                              Company Limited (TSD)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Tunisia              Banque Internationale Arabe de               2007        Societe Interprofessionelle pour la
                     Tunisie, Tunis                                            Compensation et le Depots des Valeurs
                                                                              Mobilieres (STICODEVAM)
-------------------- -------------------------------------- ----------------- ---------------------------------------------

June 2007

                              Current Subcustodial
                                    Network

Mellon Global Securities Services

The  information  contained  in this report is  presented  as a  compilation  of information  gathered  from  various  sources  that are believed to be accurate.
While every care has been taken in assembling  and verifying  this  information,
Mellon Global  Securities  Services  accepts no liability for the correctness or completeness  of  information  provided in this  document.  This document is not intended to be used as the basis for decisions to invest or not to invest in any given  country,  nor should this report be considered  to constitute  investment advice.  This report may not be reproduced or  distributed  without the explicit
written  consent  of  Mellon  Global  Securities   Services.   C:\Documents  and
Settings\adcf8ng\Desktop\Current subcustodial list for workbench 06.13.07.doc

-------------------- -------------------------------------- ----------------- ---------------------------------------------
Country                              Bank                        Start                         Depository
                         (Year agent bank relationship            Date
                                 established)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Turkey               Citibank A.S., Istanbul (2001)               1990        Central Registry Agency (CRA)
                                                                              Central Bank of Turkey (CBT)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Uganda               Barclays Bank of Uganda,                     2002        ----
                     Kampala (2002)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Ukraine              Joint Stock Commercial Bank                  2002        The National Bank of the Ukraine
                     HypoVereinsbank, Ukraine                                 Depository (NBU)
                     (JSCB HVB) (2002)                                        The Interregional Securities Union (IRSU)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
United               HSBC, Dubai (2007)                           2007        Dubai Financial Market - CDS
Arab                                                                          department
Emirates                                                                      (DFM)

                                                                              Abu Dhabi Securities Market - CSD
                                                                              department
                                                                              (ADSM)

                                                                              DIFX Central Securities Depository
                                                                              (CSD)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
United Kingdom       Mellon Global Securities                     1986        CRESTCo
                     Services, London (2003)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
United States        Mellon Bank N.A. (1983)                      1983        Depository Trust & Clearing Corporation
                                                                              (DTCC)
                                                                              National Securities Clearing Corporation
                                                                              (NSCC)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Uruguay              BankBoston, Montevideo (1997)                1997        Banco Central del Uruguay (BCU)
                                                                              ABN AMRO - Agency Bolsa de Valores
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Venezuela            Citibank, N.A., Caracas (1990)               1990        Caja Venezolana de Valores (CVV)
                                                                              The Central Bank of Venezuela (BCV)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Vietnam              Standard Chartered Bank, Hanoi               2007        Vietnam Securities Depository (VSD)
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Zambia               Barclays Bank of Zambia                      1996        The Lusaka Stock Exchange Central
                     Limited, Lusaka (2001)                                   Shares Depository Limited (LuSE CSD)
                                                                              The Bank of Zambia
-------------------- -------------------------------------- ----------------- ---------------------------------------------
Zimbabwe             Barclays Bank of Zimbabwe                    1995        ---
                     Limited, Harare (2001)
-------------------- -------------------------------------- ----------------- ---------------------------------------------

June
2007
                              Current Subcustodial
                                    Network

Mellon Global Securities Services

The  information  contained  in this report is  presented  as a  compilation  of information  gathered  from  various  sources  that are believed to be accurate.
While every care has been taken in assembling  and verifying  this  information,
Mellon Global  Securities  Services  accepts no liability for the correctness or completeness  of  information  provided in this  document.  This document is not intended to be used as the basis for decisions to invest or not to invest in any given  country,  nor should this report be considered  to constitute  investment advice.  This report may not be reproduced or  distributed  without the explicit
written  consent  of  Mellon  Global  Securities   Services.   C:\Documents  and
Settings\adcf8ng\Desktop\Current subcustodial list for workbench 06.13.07.doc

Final Execution Version                                       Delaware Funds

                                                   APPENDIX E FEE SCHEDULE

                                                         -----------------------
                                                         Basis Point/ Unit Cost
                                                         -----------------------
Administrative Fee
Domestic
                                                         -----------------------
      1/10 basis point (.000010) on domestic assets                        0.10
                                                         -----------------------
Global
                                                         -----------------------
      Developed Markets Category 1                                         3.00
                                                         -----------------------
                                                         -----------------------
      Developed Markets Category 2                                         4.50
                                                         -----------------------
                                                         -----------------------
      Developed Markets Category 3                                         7.00
                                                         -----------------------
                                                         -----------------------
      Intermediate Markets Category 4                                     12.00
                                                         -----------------------
                                                         -----------------------
      Intermediate Markets Category 5                                     20.00
                                                         -----------------------
                                                         -----------------------
      Emerging Markets- Category 6                                        40.00
                                                         -----------------------
Structural Charges
                                                         -----------------------
      Per Domestic Account                                               waived
                                                         -----------------------
                                                         -----------------------
      Per Global Account                                                 waived
                                                         -----------------------
                                                         -----------------------
      Per Fund of Fund                                                   waived
                                                         -----------------------
                                                         -----------------------
      Third party Lending Support (per fund)                           5,000.00
                                                         -----------------------
Transaction Fee
Domestic
                                                         -----------------------
      Per Depository or Fed Eligible Transaction                          $1.00
                                                         -----------------------
                                                         -----------------------
      Per Physical Transaction                                           $15.00
                                                         -----------------------
                                                         -----------------------
      Per Fed Funds Wire Received Or Delivered                            $3.00
                                                         -----------------------
                                                         -----------------------
      Per Paydown                                                         $1.00
                                                         -----------------------
                                                         -----------------------
      Per Option (per Write, Close, Expire, or Exercise)                  $5.00
                                                         -----------------------
                                                         -----------------------
      Per Forward Contract                                               $20.00
                                                         -----------------------
                                                         -----------------------
      Per F/X Not Executed At Mellon                                     $30.00
                                                         -----------------------
                                                         -----------------------
      Per Security Segregation                                            $3.00
                                                         -----------------------
Global
                                                         -----------------------
      Developed Markets Category 1                                       $25.00
                                                         -----------------------
                                                         -----------------------
      Developed Markets Category 2                                       $25.00
                                                         -----------------------
                                                         -----------------------
      Developed Markets Category 3                                       $25.00
                                                         -----------------------
                                                         -----------------------
      Intermediate Markets Category 4                                    $50.00
                                                         -----------------------
                                                         -----------------------
      Intermediate Markets Category 5                                    $60.00
                                                         -----------------------
                                                         -----------------------
      Emerging Markets- Category 6                                       $85.00
                                                         -----------------------
Conversion and Implementation Costs
                                                         -----------------------
      Conversion and Implementation                          Waived (see Notes)
                                                         -----------------------
Workbench Information Delivery
Client Reporting
                                                         -----------------------
      Unlimited Workbench User IDs*
                                                         -----------------------
Customized Report Development
                                                         -----------------------
      Per Report (Minimum) for One-time Development Fee               $1,000.00
                                                         -----------------------
                                                         -----------------------
      Per Report Annual Maintenance Fee                                 $500.00
                                                         -----------------------
                                                         -----------------------
      Per Hour for Special Projects                                     $150.00
                                                         -----------------------

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------
Custodian will pass through to the client any out-of-pocket  expenses associated with the following:
--------------------------------------------------------------------------------

o    Worldwide custody, including but not limited to, postage, courier expenses, registration fees, stamp duties, and fed wire fees, etc.

--------------------------------------------------------------------------------

o    Postage and courier expenses associated with delivery of reports

--------------------------------------------------------------------------------

o    Proxy or tender solicitation expenses incurred with respect to our duties

--------------------------------------------------------------------------------

o    Charges  for  customized  reporting  development,   programming,  interface
     development and maintenance at $150 per hour

--------------------------------------------------------------------------------

o    Costs on client specific,  customized vendor feeds or data services used to support client customized reporting

--------------------------------------------------------------------------------

o    Communication  and  hardware  expenses  including  terminals,  printers and leased lines required to support data transmissions to/from Custodian

--------------------------------------------------------------------------------

o    Legal charges for extraordinary events, such as lawsuits,  client initiated events and regulatory audits, etc.

--------------------------------------------------------------------------------

o    The U.S.  depository,  physical and foreign market  transaction  categories will  include  buys  and  sells in the  appropriate  market,  free  trades, maturities, corporate action transactions, pairoff transactions, repurchase agreements,  cross  trades  and fund  mergers as well as  transfers  out of
     Custodian  as it relates to a  deconversion  or  transactions  related to a transfer in kind. Subject to the provisions of Article IV, Section 7(f) and
     7(g)  of  the  Agreement  to  which  this  Appendix  E  is  attached,   (i)
     transactions  related to the change of a sub-custodian  will not be billed, nor will  transactions  related to a conversion of assets into Custodian be billed and (ii)  Custodian  will not charge  transaction  fees for security movements  related to securities  lending  provided  that  Custodian or its affiliate is the securities lending agent.

--------------------------------------------------------------------------------

o    Memo items and non-affiliated/external sweep products will be included as a
     U.S. depository transaction.

--------------------------------------------------------------------------------

o    Non-U.S. cash transfers to/from an outside party are included under foreign market  transactions.  (Excludes cash  transfers  between  accounts  within
     Custodian's Subcustodian network.)

--------------------------------------------------------------------------------

Additional fees may apply in situations where the following may occur:  client's billing requirements are exceptional,  client requires "rush" service or systems development,  clients require  consulting  services and / or manual or otherwise exceptional  pricing for  securities,  Tax  Department  support  work, or client requires on-site training.

--------------------------------------------------------------------------------
Market Tiers:
--------------------------------------------------------------------------------
Developed Markets
--------------------------------------------------------------------------------

Category 1: Canada, Euroclear,  France, Germany, Italy, Japan, Netherlands,  New
Zealand, Spain, Sweden, Switzerland, United Kingdom, CEDEL

--------------------------------------------------------------------------------

Category 2: Austria, Australia,  Belgium, Denmark, Finland, Ireland, Luxembourg,
Mexico, Norway, South Africa

--------------------------------------------------------------------------------

Category 3: Argentina, Brazil, Hong Kong, Malaysia,  Portugal,  Singapore, South
Korea, Sri Lanka, Thailand, Turkey

--------------------------------------------------------------------------------
Intermediate Markets
--------------------------------------------------------------------------------

Category 4: Czech Republic,  Greece, Hungary,  Indonesia,  Israel, Peru, Taiwan,
Zimbabwe

--------------------------------------------------------------------------------

Category 5: Bangladesh,  Bermuda,  Botswana, Ghana, Kenya, Mauritius,  Pakistan,
Philippines, Poland, Uruguay

--------------------------------------------------------------------------------
Emerging Markets

--------------------------------------------------------------------------------

Category 6: Chile, China - Shanghai, China - Shenzhen,  Colombia, Cyprus, Egypt,
Estonia, India, Jordan, Morocco, Russia, Slovak Republic, Venezuela, Zambia

--------------------------------------------------------------------------------

Final Execution Version                                       Delaware Funds

--------------------------------------------------------------------------------
Earnings credits and Overdraft Fees:
--------------------------------------------------------------------------------

          Earnings credits and overdraft rates will be calculated monthly on the basis of the  following  formula:  The  Account  may earn  interest on balances,  including  disbursement  balances and balances arising from purchase  and sale  transactions.  For each  month  during  which  the
          Custodian holds property for the Client,  there shall be an adjustment to the custody fees,  calculated as follows. For each day of the month in which the  closing  cash  balance of the Account is more than zero, such cash balance  amount will earn interest  calculated by taking the amount of the idle balance  multiplied by the Overnight  Federal Funds
          Rate  (defined  below) minus .50%  divided by 365 days.  The amount of interest credit shall be known as the "Daily Credits."  Alternatively, for each day of the month in which the closing  balance of the Account is less than  zero (an  "overdraft"),  the  overdraft  amount  will be subject to a charge  calculated  by taking the amount of the overdraft multiplied  by the Overnight  Federal Funds Rate (defined  below) plus
          .50% divided by 365 days. The amount of interest charge shall be known as "Daily Charges." The net of the Daily Credits and Daily Charges for
          a particular month will be credited or debited, as the case may be, to the Monthly  Notification  for the applicable  period.  Monthly credit balances  will  roll  forward  to  offset  future  Custodian  fees and expenses.  Unused  Daily  Credits  will expire at  calendar  year end.
          Credit balances may not be transferred.  They are used  exclusively to offset  Custodian  fees and expenses and shall not be applied  against investment or other related  expenses.  A Daily Charge shall not apply to the extent that an overdraft is solely due to Custodian error.

          The term "Overnight Federal Funds Rate" shall mean, for any month, the average of daily  "Federal  Funds Rates" for such month.  In turn, the daily  Federal  Funds  Rates  shall mean,  for any day,  the  weighted average of the rates on  overnight  Federal  Funds  transactions  with members of the  Federal  Reserve  System  arranged  by  Federal  Funds brokers on such day, as published  by the Federal  Reserve Bank of New
          York on the business day next succeeding such day.

--------------------------------------------------------------------------------
Initial Custody Conversion Fee Waiver
--------------------------------------------------------------------------------

Custodian  will not charge custody  transaction  charges (per this fee schedule)
related to the initial conversion of assets to Custodian.

Custodian will not pass thru global  custody  market charges  (including but not limited to, postage, courier expenses,  registration fees, stamp duties, and fed wire  fees,  etc.)  related to the  initial  conversion  of assets to  Custodian provided that the securities are properly registered at current custodian.

--------------------------------------------------------------------------------
FEES WILL BE PAYABLE AS FOLLOWS
--------------------------------------------------------------------------------
Fees will be calculated and billed on a monthly  basis.  Fees not paid within 60 days of the due date will be  subject  to a late  charge  of 1.5% of the  amount billed.  Additional  charges  of 1.5%  per  month  will  be  incurred  for  each additional month fees remain unpaid.
--------------------------------------------------------------------------------

                             MELLON BANK, N.A.

                             By:      /s/ illegible
                             Title:   First Vice President

      DELAWARE GROUP ADVISER FUNDS, on behalf of its Series identified on
      Appendix D

      DELAWARE GROUP CASH RESERVE, on behalf of its Series identified on
      Appendix D

      DELAWARE GROUP EQUITY FUNDS I, on behalf of its Series identified on
      Appendix D

      DELAWARE GROUP EQUITY FUNDS II, on behalf of its Series identified on
      Appendix D

      DELAWARE GROUP EQUITY FUNDS III, on behalf of its Series identified on
      Appendix D

      DELAWARE GROUP EQUITY FUNDS IV, on behalf of its Series identified on
      Appendix D

      DELAWARE GROUP EQUITY FUNDS V, on behalf of its Series identified on
      Appendix D

      DELAWARE GROUP FOUNDATION FUNDS, on behalf of its Series identified on
      Appendix D

      DELAWARE GROUP INCOME FUNDS, on behalf of its Series identified on
      Appendix D

      DELAWARE GROUP STATE TAX-FREE INCOME TRUST, on behalf of its Series identified on Appendix D

      DELAWARE GROUP TAX-FREE FUND, on behalf of its Series identified on
      Appendix D

      DELAWARE GROUP TAX-FREE MONEY FUND, on behalf of its Series identified on Appendix D

      DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, on behalf of its Series identified on Appendix D

      VOYAGEUR INSURED FUNDS, on behalf of its Series identified on Appendix D

      DELAWARE INVESTMENTS MUNICIPAL TRUST, on behalf of its Series identified on Appendix D

      VOYAGEUR INTERMEDIATE TAX-FREE FUNDS, on behalf of its Series identified on Appendix D

      VOYAGEUR MUTUAL FUNDS, on behalf of its Series identified on Appendix D

      VOYAGEUR MUTUAL FUNDS II, on behalf of its Series identified on
      Appendix D

      DELAWARE GROUP GOVERNMENT FUND, on behalf of its Series identified on
      Appendix D

      DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, on behalf of its Series identified on Appendix D

      DELAWARE POOLED TRUST, on behalf of its Series identified on Appendix D

      VOYAGEUR MUTUAL FUNDS III, on behalf of its Series identified on
      Appendix D

      VOYAGEUR TAX FREE FUNDS, on behalf of its Series identified on Appendix
      D

      DELAWARE VIP TRUST, on behalf of its Series identified on Appendix D

      DELAWARE INVESTMENTS ARIZONA MUNICIPAL INCOME FUND, INC.

      DELAWARE INVESTMENTS COLORADO INSURED MUNICIPAL FUND, INC.

      DELAWARE INVESTMENTS FLORIDA INSURED MUNICIPAL INCOME FUND

      DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.

      DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.

      DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.

      DELAWARE INVESTMENTS ENHANCED GLOBAL DIVIDEND AND INCOME FUND, INC.

      By:      /s/ Richard Salus
      Title:   Chief Financial Officer

                                    EXHIBIT A
                     CUSTOMER IDENTIFICATION PROGRAM NOTICE

[GRAPHIC OMITTED]MELLON

--------------------------------------------------------------------------------
                     CUSTOMER IDENTIFICATION PROGRAM NOTICE
--------------------------------------------------------------------------------

        IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

To help the  government  fight the  funding of  terrorism  and money  laundering activities, all financial institutions are required by law to obtain, verify and record  information  that  identifies  each  individual  or entity that opens an account.

--------------------------------------------------------------------------------

     What this means for you: When you open an account, we will ask you for your name,  address,  taxpayer or other  government  identification  number and other information,  such as date of  birth  for  individuals,  that  will  allow us to identify you. We may also ask to see identification documents such as a driver's license, passport or documents showing existence of the entity.

--------------------------------------------------------------------------------

         Rev. 09/03